                                                                   EXHIBIT 10.64

                              TERM LOAN AGREEMENT

                         Dated as of December 4, 1997


                                 by and among


                      OVERHILL FARMS, INC., as Borrower,

                     POLYPHASE CORPORATION, as Guarantor,

                                      and



                    THE LONG HORIZONS FUND, L.P., as Lender
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                               TABLE OF CONTENTS

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ARTICLE I   DEFINITIONS; CERTAIN TERMS............................................................................1

     SECTION 1.01.   Definitions..................................................................................1

     SECTION 1.02.   Construction................................................................................14

     SECTION 1.03.   Accounting and Other Terms..................................................................14

     SECTION 1.04.   Time References.............................................................................14


ARTICLE II   THE LOANS...........................................................................................15

     SECTION 2.01.   Term Loan...................................................................................15

     SECTION 2.02.   Making the Term Loan........................................................................15

     SECTION 2.03.   Term Note; Repayment of Term Loan...........................................................15

     SECTION 2.04.   Interest....................................................................................15
       (a)   Term Loan...........................................................................................15
       (b)   Default Interest....................................................................................16
       (c)   Interest Payment....................................................................................16
       (d)   General.............................................................................................16

     SECTION 2.05.   Prepayment of the Term Loan.................................................................16
       (a)   Optional Prepayment.................................................................................16
       (b)   Interest and Fees...................................................................................16
       (c)   Prepayment Discount.................................................................................16
       (d)   Cumulative Prepayments..............................................................................16
       (e)   Asset Dispositions..................................................................................16
       (f)   PLY Obligations.....................................................................................17

     SECTION 2.06.   Fees........................................................................................17
       (a)   Closing Fee.........................................................................................17
       (b)   Loan Servicing Fee..................................................................................17
       (c)   Financing Fee.......................................................................................17


ARTICLE III   PAYMENTS AND OTHER COMPENSATION....................................................................19

     SECTION 3.01.   Payments and Computations...................................................................19

     SECTION 3.02.   Periodic Statements.........................................................................19


ARTICLE IV   CONDITIONS TO LOANS.................................................................................19

     SECTION 4.01.   Conditions Precedent to Effectiveness.......................................................19
       (a)   Payment of Fees, Etc................................................................................20
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       (b)   Representations and Warranties; No Event of Default.................................................20
       (c)   Legality............................................................................................20
       (d)   Delivery of Documents...............................................................................20
       (e)   Material Adverse Change.............................................................................23
       (f)   Liquidity...........................................................................................23
       (g)   Compliance with Laws................................................................................23
       (h)   Management Reference Checks.........................................................................23
       (i)   Due Diligence.......................................................................................23
       (j)   Litigation; Consents and Approvals..................................................................23


ARTICLE V   REPRESENTATIONS AND WARRANTIES.......................................................................24

     SECTION 5.01.   Representations and Warranties..............................................................24
       (a)   Organization, Good Standing, Etc....................................................................24
       (b)   Authorization, Etc..................................................................................24
       (c)   Governmental Approvals..............................................................................24
       (d)   Enforceability of Loan Documents....................................................................24
       (e)   Capitalization......................................................................................25
       (f)   Subsidiaries........................................................................................25
       (g)   Litigation..........................................................................................25
       (h)   Financial Condition.................................................................................25
       (i)   Compliance with Law, Etc............................................................................26
       (j)   ERISA...............................................................................................26
       (k)   Taxes, Etc..........................................................................................26
       (l)   Regulation U........................................................................................26
       (m)   Nature of Business..................................................................................27
       (n)   Adverse Agreements, Etc.............................................................................27
       (o)   Permits, Etc........................................................................................27
       (p)   Title to Properties.................................................................................27
       (q)   Full Disclosure.....................................................................................27
       (r)   Operating Lease Obligations.........................................................................27
       (s)   Environmental Matters...............................................................................27
       (t)   Insurance...........................................................................................28
       (u)   Use of Proceeds.....................................................................................28
       (v)   Location of Bank Accounts...........................................................................28
       (w)   Real Property.......................................................................................28
       (x)   Intellectual Property...............................................................................29
       (y)   Material Contracts..................................................................................29
       (z)   Holding Company and Investment Company Acts.........................................................29
       (aa)   Labor Relations....................................................................................29
       (bb)   Business Relationships.............................................................................30


ARTICLE VI   COVENANTS OF BORROWER AND GUARANTOR.................................................................32

     SECTION 6.01   Affirmative Covenants........................................................................32
       (a)   Reporting Requirements..............................................................................32
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       (b)   Additional Subsidiaries of the Borrower and Guaranties, Etc.........................................36
       (c)   Compliance with Laws, Etc...........................................................................36
       (d)   Preservation of Existence, Etc......................................................................37
       (e)   Keeping of Records and Books of Account.............................................................37
       (f)   Inspection Rights...................................................................................37
       (g)   Maintenance of Properties, Etc......................................................................37
       (h)   Maintenance of Insurance............................................................................37
       (i)   Environmental.......................................................................................38
       (j)   Licenses............................................................................................38
       (k)   Further Assurances..................................................................................38
       (l)   Change in Collateral; Collateral Records............................................................38
       (m)   Landlord/Warehouse Waivers..........................................................................39
       (n)   Subordination.......................................................................................39
       (o)   Additional Covenants................................................................................39

     SECTION 6.02.  Negative Covenants...........................................................................40
       (a)   Liens, Etc..........................................................................................40
       (b)   Indebtedness........................................................................................40
       (c)   Guaranties, Etc.....................................................................................40
       (d)   Merger, Consolidation, Sale of Assets, Etc..........................................................41
       (e)   Change in Nature of Business........................................................................41
       (f)   Loans, Advances, Investments, Etc...................................................................41
       (g)   Lease Obligations...................................................................................42
       (h)   Capital Expenditures................................................................................42
       (i)   Dividends, Prepayments, Etc.........................................................................42
       (j)   Federal Reserve Regulations.........................................................................43
       (k)   Transactions with Affiliates........................................................................43
       (l)   Environmental.......................................................................................43
       (m)   Modification of Certain Documents...................................................................43
       (n)   Adverse Transactions................................................................................44
       (o)   Repurchase..........................................................................................44
       (p)   Name................................................................................................44
       (r)   Compensation........................................................................................44
       (s)   Compliance with Finova Loan Agreement...............................................................44
       (s)   Financial Covenants.................................................................................44


ARTICLE VII   GUARANTY...........................................................................................47

     SECTION 7.01.   Guaranty....................................................................................47

     SECTION 7.02.   Obligations Unconditional...................................................................48

     SECTION 7.03.   Waivers.....................................................................................48

     SECTION 7.04.   Subrogation.................................................................................49

     SECTION 7.05.   No Waiver; Remedies.........................................................................49

     SECTION 7.06.   Stay of Acceleration........................................................................49
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ARTICLE VIII   EVENTS OF DEFAULT.................................................................................49

     SECTION 8.01.   Events of Default...........................................................................49


ARTICLE IX   ISSUANCE OF EQUITY INTERESTS TO LENDER..............................................................52

     SECTION 9.01          52
       (a)   Authorization and Issuance of Warrants..............................................................52
       (b)   Redemption of Warrants..............................................................................52

     SECTION 9.02.   Securities Act Matters......................................................................53

     SECTION 9.03   Certain Taxes................................................................................53

     SECTION 9.04   Cancellation and Issuance....................................................................54


ARTICLE X   MISCELLANEOUS........................................................................................54

     SECTION 10.01.   Notices, Etc...............................................................................54

     SECTION 10.02.   Amendments, Etc............................................................................63

     SECTION 10.03.   No Waiver; Remedies, Etc...................................................................66

     SECTION 10.04.   Expenses; Taxes; Attorneys' Fees...........................................................69

     SECTION 10.05.   Right of Set-off...........................................................................70

     SECTION 10.06.   Severability...............................................................................70

     SECTION 10.07.   Assignments and Participations.............................................................70

     SECTION 10.08.   Counterparts...............................................................................71

     SECTION 10.09.   GOVERNING LAW..............................................................................71

     SECTION 10.10.   CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE......................................71

     SECTION 10.11.   WAIVER OF JURY TRIAL, ETC..................................................................72

     SECTION 10.12.   Consent by the Lender......................................................................73

     SECTION 10.13.   No Party Deemed Drafter....................................................................73

     SECTION 10.14.   Reinstatement; Certain Payments............................................................73

     SECTION 10.15.   Indemnification............................................................................73

     SECTION 10.16.   Records....................................................................................74

     SECTION 10.17.   Binding Effect.............................................................................74

     SECTION 10.18.   Joint and Several..........................................................................74

     SECTION 10.19.   Release of Lien............................................................................74

     SECTION 10.20.   Confidentiality............................................................................74
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                            Schedules and Exhibits
                            ----------------------

Schedule 5.01(f)           Subsidiaries
Schedule 5.01(g)           Litigation
Schedule 5.01(h)(ii)       Financial Statements
Schedule 5.01(j)           ERISA
Schedule 5.01(r)           Operating Leases
Schedule 5.01(s)           Environmental Matters
Schedule 5.01(t)           Insurance
Schedule 5.01(v)           Bank Accounts
Schedule 5.01(w)           Real Property
Schedule 5.01(x)           Intellectual Property
Schedule 5.01(y)           Material Contracts
Schedule 6.01(l)           Collateral
Schedule 6.01(m)           Post-Closing Landlord Waivers
Schedule 6.02(a)           Existing Liens
Schedule 6.02(b)           Existing Indebtedness
Schedule 6.02(c)(ii)       Existing Guarantees
Schedule 6.02(p)           Names

Exhibit A           Form of Term Note
Exhibit B           Form of Security Agreement
Exhibit C           Form of Pledge and Security Agreement
Exhibit D           Form of Warrant
Exhibit E           Opinion of Counsel
Exhibit F           Form of Intercreditor Agreement

                                      -i-
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                                                                  EXECUTION COPY

                              TERM LOAN AGREEMENT

          Term Loan Agreement, dated as of December 4, 1997, by and among Overhill Farms, Inc., a Nevada corporation (the "Borrower"), Polyphase Corporation, a Nevada corporation (the "Guarantor"), and The Long Horizons Fund, L.P., as lender (the "Lender").

                                   RECITALS

          The Borrower has requested that the Lender extend credit to the Borrower in the principal amount of $22,500,000 in the form of a single-draw term loan made to the Borrower on the Effective Date (as hereinafter defined). The proceeds of the term loan shall be used (i) to refinance all of the existing indebtedness of the Borrower to Rice Partners II, L.P., including any prepayment penalties, and to purchase certain warrants and warrant shares from Rice Partners II, L.P., in an aggregate amount not to exceed $15,000,000, (ii) to prepay term loan obligations of up to $1,700,000 owing by the Borrower to Finova Capital Corporation (provided such amount cannot be reborrowed), (iii) to pay certain closing fees and expenses relating to the transactions herein contemplated, (iv) to make a one-time intercompany advance by the Borrower to the Guarantor of up to $5,500,000 to refinance or repay existing indebtedness of the Guarantor, and (v) for general working capital purposes of the Borrower.
The Lender is willing to extend such credit to the Borrower subject to the terms and conditions hereinafter set forth. Accordingly, the Borrower, the Guarantor and the Lender hereby agree as follows:

                                   ARTICLE I
                          DEFINITIONS; CERTAIN TERMS

          SECTION 1.01.  Definitions.  As used in this Agreement, the following
                         -----------
terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

          "Action" has the meaning specified therefor in Section 10.12.
           ------

          "Affiliate" means, as to any Person, any other Person that directly or
           ---------
indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall the Lender be considered an "Affiliate" of any Loan Party.

          "Agreement" means this Term Loan Agreement, as amended or otherwise
           ---------
modified from time to time.

          "Authorized Officer" means James Rudis in his capacity as President of
           ------------------
the Borrower and the Guarantor, as the case may be.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States.

          "Borrower" has the meaning specified therefor in the preamble hereto.
           --------

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required to close.

          "Capital Expenditures" means, for any period, the sum of all
           --------------------
expenditures incurred by the Borrower or any of its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant equipment" or similar fixed asset account on its balance sheet, whether or not such expenditures are paid in cash or financed and including all leases which under GAAP have been or should have been capitalized in such period.

          "Capital Stock" means any and all shares, interests, participations,
           -------------
warrants, options or other equivalents (however designated) of capital stock of a corporation or any and all equivalent ownership interests in a Person (other than a corporation).

          "Capitalized Lease" means any lease or agreement for real or personal
           -----------------
property which is required under GAAP to be capitalized on the balance sheet of the lessee.

          "Capitalized Lease Obligations" means obligations for the payment of
           -----------------------------
rent for any real or personal property under leases or agreements to lease that, in accordance with GAAP, have been or should be capitalized on the books of the lessee and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with such principles.

          "Cash Flow Ratio" means, for any period, the ratio of (i)
           ---------------
Consolidated EBITDA of the Borrower and its Subsidiaries for such period, to
(ii) cash Consolidated Net Interest Expense of the Borrower and its Subsidiaries for such period.

          "Change of Control" means an event or series of events by which:
           -----------------

          (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the combined voting power of the Borrower's Capital Stock ordinarily having the right to vote at an election of directors; or

          (b) during any period of twelve (12) consecutive calendar months, individuals: (i) who were directors of the Borrower on the first day of such period, or (ii) whose election or nomination for election to the board of directors of the Borrower was recommended or approved

                                      -2-
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by at least a majority of the directors then still in office who were directors of the Borrower on the first day of such period, or whose election or nomination for election was so approved, shall cease to constitute a majority of the board of directors of the Borrower; or

          (c) the Borrower consolidates with or merges into another corporation or conveys, transfers or leases all or substantially all of its property to any Person, or any corporation consolidates with or merges into the Borrower, in either event pursuant to a transaction in which the outstanding Capital Stock of the Borrower is reclassified or changed into or exchanged for cash, securities or other property; or

          (d) James Rudis shall cease to be President and Chief Executive Officer of the Borrower significantly involved in the operations and management of the business of the Borrower.

          "Closing Fee" has the meaning specified therefor in Section 2.06(a).
           -----------

          "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
successor statute of similar import, and regulations thereunder, in each case as in effect from time to time.

          "Collateral" means all of the property (tangible and intangible)
           ----------
purported to be subject to the Lien purported to be created by any mortgage, deed of trust, security agreement, pledge agreement, assignment or other security document heretofore or hereafter executed by any Person as security for all or any part of the Obligations.

          "Commitment" means commitment of the Lender to make the Term Loan to
           ----------
the Borrower in the principal amount of $22,500,000 on the Effective Date in accordance with the terms and subject to the conditions herein set forth.

          "Commitment Fee" has the meaning specified therefor in
           --------------
Section 2.06(c).

          "Common Stock" shall mean the common stock, par value $.01, of the
           ------------
Borrower.

          "Consolidated Current Assets" means all assets that, as of the date of
           ---------------------------
determination thereof and in accordance with GAAP, should be classified as current assets on a consolidated balance sheet of the Borrower and its Subsidiaries.

          "Consolidated Current Liabilities" means all Indebtedness and other
           --------------------------------
liabilities that, as of the date of determination thereof and in accordance with GAAP should be classified as current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries, including, without limitation, all Indebtedness (including, without limitation, the Obligations) payable on demand or within one year after such date (whether by final maturity, required prepayment or otherwise) without any option on the part of the obligor to extend or renew beyond such year.

          "Consolidated EBITDA" means for any Person and its Subsidiaries, the
           -------------------
Net Income (Loss) of such Person and its Subsidiaries for such period, plus the
                                                                       ----
sum, without duplication and only to the extent deducted in determining such Net Income (Loss), for such period of (i) Consolidated Net Interest Expense, (ii) income tax expense, (iii) depreciation

                                      -3-
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expense, (iv) amortization expense, (v) extraordinary or unusual non-cash losses
(provided such extraordinary or unusual losses do not at any time result in a cash outlay by such Person), and (vi) bonuses paid to senior management of the Borrower, minus all extraordinary or unusual non-cash gains, each determined on
          -----
a consolidated basis and in accordance with GAAP for such Person and its Subsidiaries.

          "Consolidated Net Interest Expense" means, without duplication, for
           ---------------------------------
any Person and its Subsidiaries for any period, gross interest expense of such Person and its Subsidiaries for such period (calculated without regard to any limitation on the payment thereof) determined in conformity with GAAP (including, without limitations, interest expense paid to Affiliates of such Person), less (i) the sum of (A) interest income for such period and (B) gains
         ----
for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of such gross interest expense), plus (ii) the sum of (A) losses for such period on Hedging
                   ----
Agreements (to the extent not included in such gross interest expense), (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), and (C) the Closing Fee, Loan Servicing Fee and Commitment Fee (to the extent not included in such gross interest expense and to the extent paid during such period), each determined on a consolidated basis and in accordance with GAAP for such Person and its Subsidiaries.

          "Consolidated Tangible Net Worth" means, for any Person and its
           -------------------------------
Subsidiaries at any time, (a) the sum of the following accounts (or their equivalents) set forth on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP: the par or stated value of all outstanding capital stock, capital surplus and retained earnings, less (b) all
                                                                  ----
intangibles included on the asset side of such balance sheet, including, without limitation, goodwill (including any amounts, however designated on such balance sheet, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the Borrower and its Subsidiaries), patents, trademarks, trade names, copyrights and similar intangibles.

          "Default" means an event which, with the giving of notice or the lapse
           -------
of time or both, would constitute an Event of Default.

          "Disposition" means any transaction, or series of related
           -----------
transactions, pursuant to which any Loan Party sells, assigns, transfers or otherwise disposes of any Property (whether nor owned or hereafter acquired) to any other Person, in each case whether or not the consideration therefor to be received by the Loan Party consists of cash, securities or the swap or exchange of assets owned by the acquiring Person, excluding any sales of Inventory in the ordinary course of business on ordinary business terms or sales or other dispositions of Permitted Investments.

          "Dollar," "Dollars" and the symbol "$" means lawful money of the
           ------    -------                  -
United States of America.

          "Effective Date" means the date on which all of the conditions
           --------------
precedent set forth in Section 4.01 hereof are satisfied or waived and the Term Loan is made

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          "Employee Plan" means an employee benefit plan (other than a
           -------------
Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of the Borrower or any of its ERISA Affiliates.

          "Environmental Actions" means any complaint, summons, citation,
           ---------------------
notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses of any Loan Party or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses onto any Loan Party's real property; or (iii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

          "Environmental Law" means the Comprehensive Environmental Response,
           -----------------
Compensation and Liability Act (42 U.S.C. (S) 9601, et seq.), the Hazardous
                                                    -- ---
Materials Transportation Act (49 U.S.C. (S) 1801, et seq.), the Resource
                                                  -- ---
Conservation and Recovery Act (42 U.S.C. (S) 6901, et seq.), the Federal Clean
                                                   -- ---
Water Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C. (S) 7401 et
                              -- ---                                          --
seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.) and the
---                                                         -- ---
Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.), as such laws may
                                                      -- ---
be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

          "Environmental Liabilities and Costs" means all liabilities, monetary
           -----------------------------------
obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any property presently or formerly owned by any Loan Party or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by the Borrower or any of its Subsidiaries.

          "Environmental Lien" means any Lien in favor of any Governmental
           ------------------
Authority for Environmental Liabilities and Costs.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

          "ERISA Affiliate" means, with respect to any Person, any trade or
           ---------------
business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Code.

          "Event of Default" means any of the events set forth in Section 8.01.
           ----------------

          "Existing Credit Agreement" means the Note Purchase Agreement dated as
           -------------------------
of May 5, 1995, between the Borrower and the Existing Lender, as amended to date.

          "Existing Lender" means Rice Partners II, L.P., as lender under the
           ---------------
Existing Credit Agreement.

          "Facilities" means the properties leased by the Borrower and located
           ----------
at (i) 431 South Isis Avenue, Inglewood, California, (ii) 524 South Isis Avenue, Inglewood, California, (iii) 644 South Isis Avenue, Inglewood, California, (iv) 3055 E. 44th Street, Vernon, California, (v) 2716 East Vernon Avenue, Vernon, California, (vi) 2233 Jesse Street, Los Angeles, California and (vii) 5730 Uplander Way, Culver City, California, including, without limitation in each case, the land on which such facility is located, all buildings and other improvements thereon, all fixtures, equipment, inventory and other tangible personal property located at or used in connection with such facility and all accounts receivable and other intangible personal property relating to the operations of such facility, all whether now or hereafter existing.

          "Final Maturity Date" means December 4, 2000, or such earlier date on
           -------------------
which the Term Loan shall become due and payable, in whole or in part, in accordance with the terms of this Agreement.

          "Financial Statements" means the consolidated balance sheet of the
           --------------------
Borrower and of the Guarantor and their Subsidiaries for the Fiscal Year ended September 28, 1997 and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended.

          "Finova" means Finova Capital Corporation.
           ------

          "Finova Loan Agreement" means the Loan and Security Agreement dated as
           ---------------------
of May 5, 1995, as amended to date, between the Borrower and Finova.

          "Fiscal Year" means the fiscal year of the Borrower ending on the
           -----------
Sunday nearest to September 30 of each year.

          "Fixed Charge Coverage Ratio" means, for any period, the ratio of (i)
           ---------------------------
Consolidated EBITDA of the Borrower and its Subsidiaries for such period, to
(ii) the sum of (A) all principal of Indebtedness of the Borrower and its Subsidiaries scheduled to be paid or paid during such period, plus (B)
                                                              ----
Consolidated Net Interest Expense of the Borrower and its Subsidiaries for such period, plus (C) income taxes paid or payable by the Borrower and its
        ----
Subsidiaries during such period, plus (D) cash dividends or distributions paid
                                 ----
by the Borrower or any of its Subsidiaries (other than dividends or distributions paid to the Borrower) during such period, plus (E) Capital
                                                        ----
Expenditures made by the Borrower and its Subsidiaries during such period, plus (F) all amounts paid or payable by the Borrower or any of its
        ----
Subsidiaries on Capitalized Lease Obligations having a scheduled due date during such period.

          "GAAP" means generally accepted accounting principles in effect from
           ----
time to time in the United States, on the date hereof and consistent with those used in the preparation of the Financial Statements, applied on a consistent basis.

          "Governmental Authority" means any government, any Federal, state,
           ----------------------
city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranteed Obligations" means all Obligations, including, without
           ----------------------
limitation, all amounts now or hereafter owing by the Borrower in respect of the Loan Documents.

          "Guaranty" means  the Guaranty made by the Guarantor in favor of the
           --------
Lender set forth in Article IX hereof, guaranteeing the Obligations, together with any other guaranty delivered to the Lender pursuant to Section 6.01(b) hereof, each in form and substance satisfactory to the Lender, as amended or otherwise modified from time to time.

          "Guarantor" means Polyphase Corporation, and each other Person which
           ---------
guarantees, pursuant to Section 6.01(b) hereof or otherwise, all or any part of the Obligations.

          "Hazardous Materials" means (a) any element, compound or chemical that
           -------------------
is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including but not limited to, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials, building components, including but not limited to friable asbestos-containing materials and manufactured products containing hazardous substances.

          "Hedging Agreement" means any interest rate, foreign currency,
           -----------------
commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement, all as amended or otherwise modified from time to time.

          "Indebtedness" means, without duplication, as to any Person (i)
           ------------
indebtedness for borrowed money; (ii) indebtedness for the deferred purchase price of property or services; (iii) indebtedness evidenced by bonds, debentures, notes or other similar instruments (other than performance, surety and appeal or other similar bonds arising in the ordinary course of business);
(iv) obligations and liabilities secured by a Lien upon property owned by such Person, whether or not owing by such Person and even though such Person has not assumed or become liable for the payment thereof; (v) all obligations and liabilities of such Person under direct or indirect guarantees in respect of, and contingent or other obligations of such Person to purchase or otherwise acquire or to otherwise assure a creditor against loss in respect of, indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services or Capitalized Lease Obligations of any other Person; (vi) obligations or liabilities created or arising under any conditional sales contract or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession of such property; (vii) Capitalized Lease Obligations; (viii) all liabilities in respect of letters of credit, acceptances and similar obligations created for the account of such Person; (ix) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates; (x) withdrawal liability incurred under ERISA by such Person or any of its ERISA Affiliates to any Multiemployer Plan; and (xi) net liabilities of such Person under Hedging Agreements, as calculated on a basis satisfactory to the Lender and in accordance with accepted practice.

          "Indemnified Matters" has the meaning specified therefor in Section
           -------------------
10.15.

          "Indemnitees" has the meaning specified therefor in Section 10.15.
           -----------

          "Intercreditor Agreement" means the Intercreditor Agreement by and
           -----------------------
between the Lender and Finova in the form of Exhibit F hereto.

          "Inventory" means all goods and merchandise of the Borrower including,
           ---------
without limitation, all raw materials, work-in-process, piece goods, trim and finished goods, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an account receivable.

          "Lease" means any lease of real property to which the Borrower or the
           -----
Guarantor is a party as lessor or lessee.

          "Lender" has the meaning specified therefor in the preamble hereto.
           ------

          "Lender Account" means an account in the name of the Lender at a bank
           --------------
designated by the Lender from time to time as the account into which the Borrower shall make all payments to the Lender under this Agreement and the other Loan Documents.

          "Lien" means any mortgage, deed of trust, pledge, lien, security
           ----
interest, charge or other encumbrance or security arrangement of any nature whatsoever, including, without limitation, any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

          "Loan Account" means an account maintained hereunder by the Lender on
           ------------
its books of account at the Lender's office in the name of the Borrower for the account of the Borrower, in which the Borrower will be charged with the Term Loan made to, and all other Obligations incurred by, the Borrower.

          "Loan Documents" means this Agreement, the Term Note, the Guaranty,
           --------------
the Security Agreement, the Pledge Agreement, the Warrants, the Voting Rights Agreement, the Registration Rights Agreement, the Intercreditor Agreement and all other instruments, agreements and other documents executed and delivered pursuant hereto or thereto or otherwise evidencing or securing the Term Loan.

          "Loan Parties" means the Borrower and the Guarantor.
           ------------

          "Loan Servicing Fee" has the meaning specified therefor in Section
           ------------------
2.06(b).

          "Material Adverse Effect" means a material adverse effect on any of
           -----------------------
(a) the operations, business, assets, properties, condition (financial or otherwise) or prospects of any Loan Party, (b) the ability of any Loan Party to perform any of the obligations of such Loan Party under this Agreement or any of the other Loan Documents, (c) the legality, validity or enforceability of this Agreement or any of the other Loan Documents, (d) the rights and remedies of Lender under this Agreement or any of the other Loan Documents, or (e) the creation, perfection or priority of a Lien on any of the Collateral, securing the payment of any of the Obligations.

          "Material Contract" means, with respect to any Person, each contract
           -----------------
or agreement to which such Person is a party involving aggregate consideration payable to or by such Person of $50,000 or more (other than purchase orders in the ordinary course of the business of such Person and other than contracts that by their terms may be terminated by any party thereto in the ordinary course of its business upon less than 60 days' notice) or otherwise material to the business, operations, condition (financial or otherwise), performance or properties of such Person.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA for which the Borrower or any ERISA Affiliate has contributed to, or has been obligated to contribute to, at any time during the preceding six (6) years.

          "Net Income (Loss)" means, for any period, the net income (loss) of a
           -----------------
Person and its Subsidiaries after income taxes for such period, all computed and consolidated in accordance with GAAP applied on a basis consistent with the corresponding prior period, but excluding from the determination of Net Income (without duplication) (a) any extraordinary or non-recurring gains or losses or gains or losses from Dispositions, (b) restructuring charges and (c) effects of discontinued operations.

          "Net Proceeds" means, for any Disposition, the amount of cash and
           ------------
other payments received (directly or indirectly) by the Borrower or any Affiliate thereof, net of the sum of (i) the principal amount of any Indebtedness secured by any Lien permitted by Section 6.02(a) on such asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with the Disposition thereof (other than Indebtedness under this Agreement), (ii) reasonable expenses related thereto reasonably incurred by such Person in connection therewith, (iii) transfer taxes paid by such Person in connection therewith and (iv) net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements).

          "Obligations" means (i) the obligations of the Borrower to pay, as and
           -----------
when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), all amounts from time to time owing by it in respect of any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of a the Borrower), fees, indemnification payments, expense reimbursements or otherwise, and (ii) the obligations of the Borrower to perform or observe all of its obligations from time to time existing under any Loan Document.

          "Operating Account" means an operating account maintained by Borrower
           -----------------
with City National Bank, 606 S. Olive Street, Los Angeles, CA 90014, account number 016-344974.

          "Operating Lease Obligations" means all obligations for the payment of
           ---------------------------
rent for any real or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor
           ----
thereto.

          "Permitted Indebtedness" means:
           ----------------------

          (a) any Indebtedness owing to the Lender;

          (b) any other Indebtedness listed on Schedule 6.02(b) hereto and any extension of maturity, refinancing or modification of the terms thereof, provided, however, that (i) such extension, refinancing or modification is
--------  -------
pursuant to terms that are not less favorable to the Borrower than the terms of the Indebtedness being extended, refinanced or modified and (ii) after giving effect to the extension, refinancing or modification, such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification;

          (c) Indebtedness permitted by clause (d) of the definition of "Permitted Lien";

          (d) Indebtedness represented by trade accounts payable to suppliers and customers incurred on commercially reasonable terms and in the ordinary course of business;

          (e) Indebtedness owing to Finova pursuant to the Finova Loan Agreement as in effect on the date hereof or as amended with the express prior written consent of the Lender in its sole discretion; and

          (f) such other Indebtedness as the Lender may consent to in writing from time to time (in its sole and absolute discretion).

          "Permitted Investments" means (i) marketable direct obligations issued
           ---------------------
or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; and (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof.

          "Permitted Liens" means:
           ---------------

          (a) Liens securing the Indebtedness owing to the Lender;

          (b) Liens for taxes and other statutory Liens, landlord's Liens and similar Liens arising out of operation of law (provided they are subordinate to the Lender's Liens on Collateral) so long as the obligations secured thereby are not past due or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, if a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

          (c) Liens described on Schedule 6.02(a) hereto (if any), but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the Indebtedness secured thereby;

          (d) (i) purchase money Liens on equipment acquired or held by the Borrower in the ordinary course of its business to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition of such equipment or (ii) Liens existing on such equipment at the time of its acquisition; provided, however, that in the case of Liens referred
                         --------  -------
to in this clause (d), (A) no such Lien shall extend to or cover any other property of the Borrower or any of its Subsidiaries, (B) the principal amount of the Indebtedness secured by any such Lien shall not exceed the lesser of the fair market value or the cost of the property so held or acquired and (C) the aggregate principal amount of Indebtedness secured by any or all such Liens shall not exceed $300,000 for any one Fiscal year or $900,000 in the aggregate at any one time outstanding.

          (e) Liens granted to Finova securing the obligations of the Borrower under the Finova Loan Agreement granted prior to the date hereof; and

          (f) such other Liens as the Lender may consent to in writing from time to time (in its sole and absolute discretion).

          "Person" means an individual, corporation, limited liability company,
           ------
partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority.

          "Pledge Agreement" means the Pledge and Security Agreement, dated as
           ----------------
of the date hereof, made by the Guarantor in favor of the Lender, substantially in the form of Exhibit C hereto, as the same may be amended or otherwise modified from time to time.

          "PLY Obligations" shall have the meaning assigned to such term in
           ---------------
Section 2.05(f).

          "Post-Default Rate" means a rate of interest per annum equal to the
           -----------------
rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 2%, or if a rate of interest is not otherwise in effect, the Reference Rate plus 8%.

          "Property" means any right or interest in or to property of any kind
           --------
whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Reference Bank" means Citibank, N.A., its successors or any other
           --------------
commercial bank designated by the Lender to the Borrower from time to time.

          "Reference Rate" means the rate of interest publicly announced by the
           --------------
Reference Bank in New York, New York from time to time as its prime rate or base rate. The prime rate or base rate is determined from time to time by the Reference Bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index, nor necessarily reflects the lowest rate of interest actually charged by the Reference Bank to any particular class or category of customers. Each change in the Reference Rate shall be effective immediately.

          "Registered Loan" has the meaning specified therefor in Section
           ---------------
2.03(c).

          "Registered Note" has the meaning specified therefor in Section
           ---------------
2.03(c).

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement, in form and substance satisfactory to the Lender, by and between the Borrower and the Lender, with respect to the demand and piggy-back registration rights of the Lender in respect of shares of Warrant Stock that the Lender may acquire and the tag-along provisions applicable thereto, as amended or otherwise modified from time to time.

          "Regulation G", "Regulation T", "Regulation U" and "Regulation X"
           ------------    ------------    ------------       ------------
mean, respectively, Regulations G, T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

          "Release" means any spilling, leaking, pumping, pouring, emitting,
           -------
emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water.

          "Remedial Action" means all actions taken to (i) clean up, remove,
           ---------------
remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or
(iv) any other actions authorized by 42 U.S.C. 9601.

          "Reportable Event" means an event described in Section 4043 of ERISA
           ----------------
(other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

          "SEC" shall mean the Securities and Exchange Commission or any other
           ---
similar or successor agency of the Federal government administering the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

          "Security Agreement" means the Security Agreement made by the Borrower
           ------------------
in favor of the Lender, substantially in the form of Exhibit B hereto, with respect to, among other things, all personal property (tangible and intangible) and any leases of real property, as the same may be amended or otherwise modified from time to time.

          "Subsidiary" means, as to any Person, any corporation, limited or
           ----------
general partnership, limited liability company, trust, association or other business entity of which more than 50% of the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect directors (or Persons performing similar functions) of such entity is, at the time of determination, owned directly, or indirectly through one or more intermediaries, by such Person.

          "Term Loan" means the loan made by the Lender to the Borrower on the
           ---------
Effective Date pursuant to Section 2.01(a)(ii) hereof.

          "Term Note" means the promissory note of the Borrower, substantially
           ---------
in the form of Exhibit A hereto, made payable to the order of the Lender, evidencing the Indebtedness resulting from the making by the Lender to the Borrower of the Term Loan on the Effective Date and, if applicable, the financing of the Closing Fee by the Lender in accordance with Section 2.06(a) hereof, and delivered to the Lender pursuant to Article IV hereof, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor. The term "Term Note" shall include any Registered Note evidencing the Term Loan and delivered pursuant to Section 2.03(c).

          "Termination Event" means (i) a Reportable Event with respect to any
           -----------------
Employee Plan, (ii) any event that causes the Borrower or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the
Code, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

          "Voting Rights Agreement" means an agreement by and among the
           -----------------------
Guarantor, the Borrower and the Lender, pursuant to which the Borrower and the Guarantor agree, among other things, to take all actions necessary to nominate and elect directors of the board of directors of the Borrower so that the Lender may designate the number of directors that corresponds to the percentage represented by the number of shares of Common Stock issuable upon the exercise of Warrants held by the Lender to the sum of such Warrants plus all issued and outstanding shares of Capital Stock of the Borrower.

          "Warrants" shall have the meaning assigned to such term in Section
           --------
9.01 hereof.

          "Warrant Stock" means the common shares described in the Warrants.
           -------------

          SECTION 1.02.  Construction.  Unless the context of this Agreement
                         ------------
otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or." References in this Agreement to "determination" by the Lender include good faith estimates by the Lender (in the case of quantitative determinations) and good faith beliefs by the Lender (in the case of qualitative determinations). The words "hereof", "herein", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement and the Table of Contents preceding this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

          SECTION 1.03.  Accounting and Other Terms.  Unless otherwise expressly
                         --------------------------
provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements. All terms used in this Agreement which are defined in
Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 1.04.  Time References.  Unless otherwise indicated herein,
                         ---------------
all references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding", provided, however, that with respect to a computation
                          --------  -------
of fees or interest payable to the Lender, such period shall in any event consist of at least one full day.

                                  ARTICLE II
                                   THE LOANS

          SECTION 2.01.  Term Loan.  The Lender agrees, on the terms and
                         ---------
conditions hereinafter set forth, to make a single loan (the "Term Loan") to the
                                                              ---------
Borrower on the Effective Date, in the principal amount of the Commitment, subject to the option of the Borrower to finance (i) the Closing Fee in accordance with Section 2.06(a) and (ii) the Commitment Fee in accordance with
Section 2.06(c). Any principal amount of the Term Loan which is repaid or prepaid by the Borrower may not be reborrowed.

          SECTION 2.02.  Making the Term Loan.  The Lender will make the
                         --------------------
proceeds of the Term Loan available to the Borrower on the Effective Date (which must be a Business Day) by causing an amount, in immediately available funds, to be deposited in an account designated by the Borrower to the Lender at a commercial bank reasonably satisfactory to the Lender.

          SECTION 2.03.  Term Note; Repayment of Term Loan.  (a)  The Term Loan
                         ---------------------------------
shall be evidenced by a single Term Note, duly executed on behalf of the Borrower, dated the Effective Date, and delivered to and made payable to the order of the Lender in the principal amount equal to the Commitment plus, if the Borrower elects to finance the Closing Fee and/or the Commitment Fee in accordance with Sections 2.06(a) and 2.06(c), respectively, the amount of the Closing Fee and/or the Commitment Fee, as the case may be.

            (b) The Term Loan shall be repayable in monthly principal installments in an amount equal to $250,000 commencing on the first day of the eighteenth month following the Effective Date; provided, however, that the last
                                               --------  -------
such installment shall be in the amount necessary to repay in full the remaining principal amount of the Term Loan. The outstanding principal amount of, all interest on, and all other fees and charges due with respect to, the Term Loan shall be due and payable on the Final Maturity Date.

            (c) The Borrower agrees to record the Term Loan on the Register referred to in Section 10.07(c). The Term Loan recorded on the Register (the "Registered Loan") may not be evidenced by promissory notes other than the Term
----------------
Note, which is a Registered Note (as defined below). Upon the registration of the Term Loan, any promissory note (other than a Registered Note) evidencing the same shall be null and void and shall be returned to the Borrower. The Borrower agrees, at the request of the Lender, to execute and deliver to Lender a promissory note in registered form to evidence such Registered Loan (i.e. containing the registered note language set forth in Exhibit A hereto) and registered as provided in Section 10.07(c) (a "Registered Note"), dated the date
                                               ---------------
hereof, payable to the Lender and otherwise duly completed. Once recorded on the Register, the Term Loan evidenced by such Note may not be removed from the Register so long as it remains outstanding, and a Registered Note may not be exchanged for a promissory note that is not a Registered Note.

          SECTION 2.04.  Interest.
                         --------

            (a) Term Loan.  The Term Loan shall bear interest on the principal
                ---------
amount thereof from time to time outstanding, from the date of the Term Loan until such principal amount becomes due, at a rate per annum equal to the greater of (i) the Reference Rate plus 4%, or (ii) 12.5%.

          (b) Default Interest.  To the extent permitted by law, upon the
              ----------------
occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, the Term Loan, and all fees, indemnities and any other Obligations of the Borrower under this Agreement, the Term Note and other Loan Documents shall bear interest, from the date such Event of Default occurred until such Event of Default is cured or waived, at a rate per annum equal at all times to the Post-Default Rate.

          (c) Interest Payment.  Interest on the Term Loan shall be payable
              ----------------
monthly, in arrears, on the first day of each month, commencing on the first day of the month following the month in which the Term Loan is made, and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. The Borrower hereby authorizes the Lender to, and the Lender may, from time to time, charge the Loan Account pursuant to Section 3.01 hereof with the amount of any interest payment due hereunder.

          (d) General.  All interest shall be computed on the basis of a year of
              -------
360 days for the actual number of days, including the first day but excluding the last day, elapsed.

        SECTION 2.05.  Prepayment of the Term Loan.
                       ---------------------------

          (a) Optional Prepayment.  The Borrower may, upon at least one Business
              -------------------
Day's prior written notice to the Lender, prepay without penalty the principal of the Term Loan, in whole or in part, in an amount equal to $250,000 or an integral multiple thereof.

          (b) Interest and Fees.  Any prepayment made pursuant to this Section
              -----------------
2.05 shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment, and if such prepayment would reduce the amount of the outstanding Term Loan to zero such prepayment shall be accompanied by the payment of the fees accrued to such date pursuant to Section 2.06.

          (c) Prepayment Discount.  In the event the Term Loan and all of the
              -------------------
other Obligations are indefeasibly paid in full and in cash (i) prior to the first anniversary of the Effective Date, then the principal amount of the Term Loan outstanding on the date of such prepayment shall be reduced by an amount equal to $1,000,0000 or, if less, such outstanding principal amount and (ii) prior to the second anniversary of the Effective Date, then the principal amount of the Term Loan outstanding on the date of such prepayment shall be reduced by an amount equal to $500,000 or, if less, such outstanding principal amount.

          (d) Cumulative Prepayments.  Except as otherwise expressly provided in
              ----------------------
this Section 2.05, payments with respect to any paragraph of this Section 2.05 are in addition to payments made or required to be made under any other paragraph of this Section 2.05.

          (e) Asset Dispositions.  The Borrower shall pay to the Lender
              ------------------
immediately after the completion by or on behalf of the Borrower of any asset Disposition pursuant to Section 6.02(d)(ii) hereof in excess of $10,000 for any one asset Disposition or, in an aggregate amount in excess of $50,000 for all asset Dispositions, an amount equal to one hundred percent (100%) of the Net Proceeds received by or on behalf of the Borrower in connection with such asset Disposition. Each such payment shall be applied against the remaining installments of principal due on the Term Loan in the inverse order of maturity.

          (f) PLY Obligations.  The Guarantor shall pay to the Lender all of the
              ---------------
proceeds (including, without limitation, principal, interest, fees and other amounts) in excess of all amounts due and owing on the promissory note dated December 31, 1996 made by the Guarantor in favor of Harold Estes as in effect on the date hereof (as the maturity of the same may be extended on the same terms as in effect on the date hereof) collected by or on behalf of the Guarantor under the Master Loan Agreement dated January 1, 1996 between PLY Stadium Partners, as borrower, and the Guarantor, as lender (the "PLY Obligators").
                                                          --------------

        SECTION 2.06.  Fees.
                       ----

          (a) Closing Fee.  On the Effective Date, the Borrower shall pay to the
              -----------
Lender a non-refundable closing fee (the "Closing Fee") of $1,175,000.  The
                                          -----------
Borrower may elect, by irrevocable written notice delivered to and received by the Lender prior to the Effective Date, to increase the principal amount of the Term Note by the amount of the Closing Fee in lieu of paying the Closing Fee to the Lender in cash on the Effective Date.

          (b) Loan Servicing Fee.  From and after the Effective Date and until
              ------------------
the Final Maturity Date, the Borrower shall pay to the Lender a loan servicing fee (the "Loan Servicing Fee") each calendar quarter, payable quarterly in
          ------------------
arrears on the first day of January, April, July and October of each year, commencing January 1, 1998, and on the date the Loans shall be paid in full (i) equal to $35,000 for each quarter for the first year after the Effective Date, such that the aggregate Loan Servicing Fee for such year is $140,000 (it being understood that the Loan Servicing Fee payable on January 1, 1998, shall be pro rated to cover the period of time from the Effective Date through December 31,
1997), (ii) equal to $75,000 for each quarter for the year commencing after the first anniversary of the Effective Date, such that the aggregate Loan Servicing Fee for such year is $300,000 and (iii) equal to $110,000 for each quarter for the year commencing after the second anniversary of the Effective Date, such that the aggregate Loan Servicing Fee for such year is $440,000.

          (c) Commitment Fee.  On or prior to the Effective Date, the Borrower
              --------------
shall pay to the Lender a non-refundable commitment fee (the "Commitment Fee")
                                                              --------------
of $500,000. The Borrower may elect by irrevocable written notice delivered to and received by the Lender prior to the Effective Date, to increase the principal amount of the Term Note by the amount of the Commitment Fee in lieu of paying the Commitment Fee to the Lender in cash on the Effective Date.

        SECTION 2.07.  Securitization.  The Borrower hereby acknowledges that
                       --------------
the Lender, its successors or assigns, and any of their Affiliates may securitize the Term Loan through the issuance of certificates, trust units or similar instruments ("Certificates"), which will be rated by rating agencies (the "Securitization"). Subject to the limitations in clauses (A) and (B) below, the Borrower agrees that it shall cooperate with the Lender and any of its Affiliates in the Securitization including, but not limited to, by (a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by the Lender, provided that (A) any such amendment (or additional documentation) does not impose material additional costs on Borrower and (B) any such amendment (or additional documentation) does not materially adversely affect the rights, or materially increase the obligations of the Borrower under the Loan Documents or change or affect in a manner adverse to Borrower the financial terms of the Loan; (b) providing such information as may be reasonably requested in connection with the preparation of a private placement memorandum or a registration statement required to privately place or publicly distribute the Certificates in a manner which does not conflict with federal or state securities laws; (c) providing in connection with each of (i) a preliminary and final private placement memorandum or (ii) a preliminary and final prospectus, as applicable, an indemnification certificate
(x) certifying that the Borrower has examined such memorandum or prospectus, as applicable, including, without limitation, the sections entitled "Special Considerations", and such other sections requested by the Lender or its Affiliates, and such sections do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (y) indemnifying the Lender and any of its Affiliates for any losses, claims, damages or liabilities (the "Liabilities") to which the Lender or such Affiliate may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such sections or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections or necessary in order to make the statements in such sections, in light of the circumstances under which they were made, not misleading and such indemnity shall survive any transfer by the Lender or its successors or assigns of the Term Loan and (z) agreeing to reimburse the Lender, its successors and assigns, Affiliates for any legal or other expenses reasonably incurred by the Lender or any of their respective Affiliates in connection with defending the Liabilities; (d) causing to be rendered such customary opinion letters as shall be requested by the Lender in connection with the Securitization, including, without limitation, a substantive nonconsolidation opinion letter; (e) making such other representations, warranties and covenants with respect to the Borrower (and its Affiliates), as may be requested by the Lender, but which do not materially adversely affect the rights, or materially increase the obligations, of Borrower under the Loan Documents; (f) providing such information regarding the Borrower as may be requested by the Lender or potential investors in Certificates or otherwise required in connection with the Securitization; and (g) amending Borrower's certificate of incorporation or making such other changes to the structure of the Borrower required by the rating agencies and (h) obtaining a comfort letter from a nationally recognized accounting firm in connection with financial information presented in a private placement memorandum or prospectus; however nothing herein contained shall require Borrower to take any action in violation of any covenant of the Finova Loan Agreement.

                                  ARTICLE III
                        PAYMENTS AND OTHER COMPENSATION

          SECTION 3.01.  Payments and Computations.  The Borrower will make each
                         -------------------------
payment under this Agreement, the Term Note and the other Loan Documents not later than 11:00 a.m. (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Lender at the Lender Account. All payments received by the Lender after 11:00 a.m. (New York City time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrower without defense, set-off or counterclaim to the Lender. The Borrower hereby authorizes the Lender to, and the Lender may, from time to time charge the Loan Account with all Obligations and any other amount due and payable under any Loan Document to which the Borrower is a party, whether or not any Event of Default or Default shall have occurred or be continuing or whether any of the conditions precedent in Section 4.02 have been satisfied. Any amount charged to the Loan Account shall be deemed an Obligation. The Borrower confirms that any charges which the Lender may so make to the Loan Account as herein provided will be made as an accommodation to the Borrower and solely at the Lender's discretion. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be, provided that, if any such payment is made by a charge to the Loan Account, such charge may be made by the Lender on any day, whether or not a Business Day. All computations of interest and fees shall be made by the Lender on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fee is payable. Each determination by the Lender of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

          SECTION 3.02.  Periodic Statements.  The Lender shall provide the
                         -------------------
Borrower after the end of each calendar month a summary statement (in the form from time to time used by the Lender) of (i) the opening and closing daily balances in the Loan Account during such month, (ii) the amounts and dates of all payments on account of the Term Loan made during such month, (iii) the amount of interest accrued on the Term Loan during such month, and (iv) the amount and nature of any charges to the Loan Account made during such month on account of interest, fees and expenses and other Obligations. All entries on any such statement shall, 30 days after the same is sent, be presumed to be correct and shall constitute prima facie evidence of the information contained
                             ----- -----
in such statement. It is hereby understood and agreed that failure of the Lender to provide the Borrower with any such summary statement shall not adversely affect any of the Borrower's obligations hereunder or give rise to any offset, counterclaim or defense.

                                  ARTICLE IV
                              CONDITIONS TO LOANS

          SECTION 4.01.  Conditions Precedent to Effectiveness.  The obligation
                         -------------------------------------
of the Lender to make the Term Loan is subject to the fulfillment, in a manner satisfactory to the Lender, of each of the following conditions precedent:

          (a) Payment of Fees, Etc.  The Borrower shall have paid on or before
              ---------------------
the date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Sections 2.06 and 10.04.

          (b) Representations and Warranties; No Event of Default.  The
              ---------------------------------------------------
representations and warranties contained in Section 5.01 of this Agreement and in each other Loan Document and certificate or other writing delivered to the Lender pursuant hereto on or prior to the Effective Date shall be correct on and as of the Effective Date as though made on and as of such date; and no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement becoming effective in accordance with its terms.

          (c) Legality.  The making of the Term Loan shall not contravene any
              --------
law, rule or regulation applicable to the Lender, the Borrower or the Guarantor.

          (d) Delivery of Documents.  The Lender shall have received on or
              ---------------------
before the Effective Date the following, each in form and substance satisfactory to the Lender and, unless indicated otherwise, dated the Effective Date:

              (i) the Term Note payable to the order of the Lender, duly executed by the Borrower;

              (ii)  the Security Agreement, duly executed by the Borrower;

              (iii) the Intercreditor Agreement, duly executed by Finova and consented to by the Borrower and the Guarantor, which agreement shall include the consent of Finova to the execution, delivery and performance by the Borrower of this Agreement and the other Loan documents and the prepayment of the obligations, and reduction of the commitment, under the Existing Credit Agreement to the Existing Lender, notwithstanding provisions of the Finova Loan Agreement and the documents executed and delivered in connection therewith which do not permit the foregoing;

              (iv) a Pledge Agreement, duly executed by the Guarantor, together with (A) the original stock certificates representing all of the Capital Stock of the Borrower, (B) undated stock powers executed in blank with signature guaranteed, (C) such opinion of counsel and such approving certificate of the issuer of such shares as the Lender may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, and (D) all promissory notes evidencing Indebtedness owing to the Borrower (including, without limitation, the promissory note in the principal amount of $5,500,000 made by the Guarantor to the order of the Borrower) or the Guarantor (excluding the PLY Obligations, subject to Section 2.05(f)), duly endorsed in blank, including an estoppel certificate from the maker of each such promissory note;

              (v) appropriate financing statements on Form UCC-1, duly executed by the Borrower and the Guarantor and duly filed in such office or offices as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests purported to be created by the Security Agreement and the other Loan Documents, as applicable;

               (vi) certified copies of request for copies of information on Form UCC-11, listing all effective financing statements which name as debtor the Borrower and which are filed in the offices referred to in paragraph (v) above, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Lender, shall cover any of the Collateral (except to the extent they cover Permitted Liens) and results of searches for any tax Lien and judgment Lien filed against the Borrower or its property, which results, except as otherwise agreed to in writing by the Lender, shall not show any such Liens (other than Permitted Liens);

               (vii) evidence of the insurance coverage required by the terms of the Security Agreement and Section 6.01(h) hereof, and such other insurance coverage (including, without limitation, insurance coverage against larceny, embezzlement or other criminal misappropriation) with respect to the business and operations of the Borrower and its Subsidiaries as the Lender may reasonably request, in each case, where reasonably requested by the Lender, with indorsements (A) naming the Lender an additional insured or loss payee thereunder as specified by the Lender and (B) providing that such policy may be terminated or cancelled (by the insurer or the insured thereunder) only upon 30 days' prior written notice to the Lender, together with evidence of the payment of all premiums due in respect thereof for such period as the Lender may reasonably request;

               (viii) a certified copy of the lease between the landlord and the Borrower, with respect to each Facility, and the certificate of occupancy with respect to each Facility;

               (ix) a copy of the resolutions of the Borrower and the Guarantor, certified as of the Effective Date by an authorized officer thereof, authorizing (A) the borrowings hereunder by the Borrower and the transactions contemplated by the Loan Documents to which such Person is or will be a party, and (B) the execution, delivery and performance by each such Person of each Loan Document and the execution and delivery of the other documents to be delivered by each such Person in connection herewith, including, without limitation, the Warrants;

               (x) a certificate of an authorized officer of the Borrower and the Guarantor, certifying the names and true signatures of the representatives of such Person authorized to sign each Loan Document to which such Person is or will be a party and the other documents to be executed and delivered by such Person in connection herewith and provide notices under the Loan Documents, together with evidence of the incumbency of such authorized officers;

               (xi) a certificate of the appropriate official(s) of the state of organization and each state of foreign qualification of the Borrower and the Guarantor certifying as to the subsistence in good standing of, and the payment of taxes by, such Person in such states, together with confirmation by telephone or telegram (where available) on the Effective Date from such official(s) as to such matters;

               (xii) a true and complete copy of the charter of each of the Borrower and the Guarantor, certified as of a date not more than 30 days prior to the Effective Date by an appropriate official of the state of organization of each such Person;

               (xiii) a copy of the by-laws of each the Borrower and the Guarantor, together with all amendments thereto, certified as of the Effective Date by an authorized officer of each such Person;

               (xiv) an opinion of each of Kazlow & Kazlow, New York counsel, Tyre, Kamins, Katz & Granof, California counsel, and Jenkens & Gilchrist, Texas and Nevada counsel, as counsel to the Borrower and the Guarantor, as to such matters as the Lender may reasonably request, including, but not limited to, the Warrants;

               (xv) a certificate of an Authorized Officer of the Borrower, certifying as to the matters set forth in subsection (b) of this Section 4.01

               (xvi) a copy of the Financial Statements, certified by an Authorized Officer of the Borrower and the Guarantor, as the case may be;

               (xvii) a certificate of the chief financial officer of the Borrower, setting forth in reasonable detail the calculations required to establish compliance with each of the financial covenants contained in Section 6.02(o) hereof;

               (xviii) a landlord waiver, in form and substance satisfactory to the Lender and which may include a provision contained in the relevant Lease, executed by each landlord with respect to each of the Leases set forth on
Schedule 5.01(w);

                (xix) a termination and release agreement with respect to the Existing Credit Agreement and all related documents, duly executed by the Borrower, the Guarantor and the Existing Lender, together with UCC-3 termination statements for all UCC-1 financing statements filed by the Existing Lender and which cover any portion of the Collateral;

               (xx) the Voting Rights Agreement, duly executed by the Borrower and the Guarantor;

               (xxi) the Warrants required to be delivered on or prior to the Effective Date pursuant to Section 9.01 hereof, duly executed by the Borrower;

               (xxii) the Registration Rights Agreement, duly executed by the Borrower;

               (xxiii) a waiver, in form and substance satisfactory to the Lender, from each warehouse that has possession of any Collateral;

               (xxiv) evidence satisfactory in form and substance to the Lender in its sole discretion that no default or event of default exists under any document, agreement or instrument with respect to any Indebtedness for borrowed money (including, without limitation, Indebtedness owed by the Borrower or the Guarantor to Finova) of the Borrower or the Guarantor which will not be repaid with proceeds of the Term Loan on the Effective Date;

               (xxv) evidence satisfactory in form and substance to the Lender in its sole discretion that each of the Guarantor, the Borrower and their Subsidiaries has been released in full from any liabilities or obligations to the Existing Lender and its affiliates in connection with any suits or other actions commenced by or on behalf of the Existing Lender or its affiliates and all of such suits and other actions have been terminated and settled in full;

               (xxvi) copies of the Material Contracts as in effect on the Effective Date, certified as true and correct copies thereof by an Authorized Officer of the Borrower, together with a certificate of an Authorized Officer of the Borrower stating that such agreements remain in full force and effect and that the Borrower and its Subsidiaries have not breached or defaulted in any of their obligations under such Agreements; and

               (xxvii) such other agreements, instruments, approvals, opinions and other documents, each in form and substance satisfactory to the Lender, as the Lender may reasonably request.

          (e)  Material Adverse Change.  The Lender shall have determined, in
               -----------------------
its sole judgment, that no material adverse change (except as expressly disclosed in writing to the Lender by the Borrower or the Guarantor) shall have occurred in the business, operations, condition (financial or otherwise), properties or prospects of the Borrower, the Guarantor or any Subsidiary since September 30, 1996.

          (f) Liquidity.  The Lender shall have received evidence satisfactory
              ---------
to it that the Borrower shall have the right, as of the Effective Date, to draw not less than an additional $1,500,000 under the revolving credit facility made available by Finova pursuant to the Finova Loan Agreement, after giving effect to the consummation of the transaction herein contemplated and the payment of all transaction costs contemplated by this Agreement.

          (g) Compliance with Laws.  The Loans shall fully comply with all
              --------------------
applicable requirements of law, including Regulation G, T, U and X of the Board.

          (h) Management Reference Checks.  The Lender shall have received
              ---------------------------
satisfactory reference checks for key management of the Borrower and the Guarantor.

          (i) Due Diligence.  The Lender shall have completed its due diligence
              -------------
with respect to the Borrower, the Guarantor and their Subsidiaries and the results thereof shall be acceptable to the Lender, in its sole and absolute discretion.

          (j) Litigation; Consents and Approvals.  (A)  Except as previously
              ----------------------------------
disclosed to the Lender in writing prior to the date hereof, there shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or threatened in any court or before any arbitrator or governmental authority which relates to this Agreement or the other Loan Documents or the transactions herein and therein contemplated or which, in the opinion of the Lender, has any reasonable likelihood of having a Material Adverse Effect.

          (B) All necessary governmental, shareholder and third party approvals and/or consents from any Governmental Authority or other Person in connection with this Agreement and the other Loan Documents and the transactions herein or therein contemplated, including the issuance of the Warrants, shall have been obtained and remain in full force and effect.


                                   ARTICLE V
                        REPRESENTATIONS AND WARRANTIES

          SECTION 5.01.  Representations and Warranties.  The Borrower and the
                         ------------------------------
Guarantor represent and warrant to the Lender as follows:

          (a)  Organization, Good Standing, Etc.  Such Loan Party (i) is a
               ---------------------------------
corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrower, to make the borrowings hereunder and to execute and deliver each of the Loan Documents to which it is a party and consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

          (b)  Authorization, Etc.  The execution, delivery and performance by
               -------------------
such Loan Party of each Loan Document to which it is a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Loan Party's charter or by-laws or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

          (c)  Governmental Approvals.  No authorization or approval or other
               ----------------------
action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

          (d)  Enforceability of Loan Documents.  This Agreement is, and each
               --------------------------------
other Loan Document to which such Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

          (e)  Capitalization.  On the Effective Date, after giving effect to
               --------------
the transactions contemplated hereunder to occur on the Effective Date, (i) the authorized capital stock of the Borrower will consist of an aggregate of 775 shares of Common Stock and (ii) except for any Warrants executed and delivered pursuant to Section 4.01(d) hereof, there are no outstanding equity rights with respect to the Borrower, nor are there any outstanding obligations of any Loan Party to repurchase, redeem, or otherwise acquire any shares of capital stock of any Loan Party, nor are there any outstanding obligations of the Borrower to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Borrower or any of its Subsidiaries.

          (f)  Subsidiaries.  Schedule 5.01(f) hereto is a complete and correct
               ------------
description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of the Guarantor and each Subsidiary of the Guarantor in existence on the date hereof. Except as permitted in Section 6.02(a) hereof and except as described on Schedule 5.01(f), all such Capital Stock owned by the Guarantor or one or more of its Subsidiaries, as indicated in such Schedule, are owned free and clear of all Liens.

          (g)  Litigation.  Except as set forth in Schedule 5.01(g) hereto,
               ----------
there is no pending or, to the knowledge of the Borrower or the Guarantor, threatened action, suit or proceeding affecting the Borrower, the Guarantor or any of their subsidiaries before any court or other Governmental Authority or any arbitrator that, if adversely determined, may have a Material Adverse Effect. In particular, the litigation, reference Katherin Stutte in Los Angeles County, San Fenando Branch Court, file date August 24, 1994, file number PC 13070 has been dismissed with prejudice.

          (h)  Financial Condition.
               -------------------

               (i) The Financial Statements, copies of which have been delivered to the Lender, fairly present the financial condition of the Guarantor and its Subsidiaries as at the respective dates thereof and the results of operations of the Guarantor and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP, and since September 29, 1996 there has been no event, condition or development that may have a Material Adverse Effect.

               (ii) The Borrower has heretofore furnished to the Lender, a copy of which is attached hereto as Schedule 5.01(h)(ii), projected monthly balance sheets, income statements and statements of cash flow of the Borrower and its Subsidiaries for the period from October 1, 1997 through September 30, 2000. The financial projections relating to the Borrower delivered to the Lender are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, and the Borrower is not aware of any fact or information that would lead it to believe that such projections are incorrect or misleading in any material respect; however, such projections are not intended to be a guarantee of future results.

          (i)  Compliance with Law, Etc.  No Loan Party is in violation of its
               -------------------------
charter or by-laws, any law or any material term of any agreement or instrument binding on or otherwise affecting it or any of its properties in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing

          (j)  ERISA.  Except as set forth on Schedule 5.01(j) hereto, (i) each
               -----
Employee Plan is in substantial compliance with ERISA and the Code, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Lender, is complete and correct and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of
Section 412 of the Code at any time during the previous 60 months, and (v) no Lien imposed under the Code or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the Code at any time during the previous 60 months. Except as set forth on Schedule 5.01(j) hereto, none of the Borrower, the Guarantor or any of their ERISA Affiliates have incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, or are aware of any facts indicating that the Borrower, the Guarantor or any of their ERISA Affiliates may in the future incur any such withdrawal liability. Except as required by Section 4980B of the Code, none of the Borrower, the Guarantor or any of their ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Borrower, the Guarantor or any of their ERISA Affiliates or coverage after a participant's termination of employment. None of the Borrower, the Guarantor or any of their ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law, which remains unpaid or unsatisfied.
      ----

          (k)  Taxes, Etc.  All Federal, state and local tax returns and other
               -----------
reports required by applicable law to be filed by each Loan Party have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

          (l)  Regulation U.  Neither the Borrower nor the Guarantor is or will
               ------------
be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U or X), and no proceeds of the Term Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          (m)  Nature of Business.  The Borrower is not engaged in any business
               ------------------
other than the manufacture, distribution and sale of frozen food products and activities necessary to accomplish the foregoing.

          (n)  Adverse Agreements, Etc.  No Loan Party is a party to any
               ------------------------
agreement or instrument, or subject to any partnership agreement, charter or other corporate restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority or regulatory body, which has a Material Adverse Effect, or, to the best knowledge of such Loan Party, in the future is reasonably likely to have a Material Adverse Effect.

          (o)  Permits, Etc.  Each Loan Party has all permits, licenses,
               -------------
authorizations and approvals required for it lawfully to own and operate it business, except where the failure to have any such nongaming permits, licenses, authorizations or approvals could not reasonably be expected to have a Material Adverse Effect.

          (p)  Title to Properties.  Each Loan Party has good and marketable
               -------------------
title to all of its properties and assets, free and clear of all Liens and other types of preferential arrangements except such as are permitted by Section 6.02(a) hereof.

          (q)  Full Disclosure.  No Loan Document or schedule or exhibit
               ---------------
thereto, and no certificate, report, statement or other document or information furnished to the Lender in connection with this Agreement or any other Loan Document, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained herein or therein not misleading. There is no fact known to any Loan Party (other than public information as to matters of a general economic nature) that could reasonably be expected to have a Material Adverse Effect that has not been disclosed to the Lender in writing by a Loan Party prior to the Effective Date.

          (r)  Operating Lease Obligations.  On the Effective Date, no Loan
               ---------------------------
Party has any obligations as lessee for the payment of rent for any real or personal property other than the Operating Lease Obligations set forth in
Schedule 5.01(r) hereto.

          (s)  Environmental Matters.  Except as set forth in Schedule 5.01(s)
               ---------------------
hereto (i) the operations of each Loan Party and its Subsidiaries comply with all Environmental Laws, except for any noncompliance that could not reasonably be expected to have a Material Adverse Effect; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or any of its Subsidiaries or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest which may have a Material Adverse Effect; (iii) no Environmental Action has been asserted against any Loan Party or any of its Subsidiaries or any predecessor in interest nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against such Loan Party or any of its Subsidiaries or any predecessor in interest which may have a Material Adverse Effect; and (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest which may have a Material Adverse Effect.

          (t)  Insurance.  Each Loan Party keeps its properties adequately
               ---------
insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required in writing by the Lender (including, without limitation, against larceny, embezzlement or other criminal misappropriation). Schedule 5.01(t) hereto sets forth a list of all insurance maintained by the Loan Parties on the Effective Date.

          (u)  Use of Proceeds.  The proceeds of the Loans are to be used to (i)
               ---------------
refinance all of the existing Indebtedness of the Borrower to the Existing Lender, including any prepayment penalties and other charges, and to purchase certain warrants and warrant shares from the Existing Lender, which shall not exceed $15,000,000, (ii) prepay term loan obligations of the Borrower of up to $1,700,000 owing to Finova (provided such amount cannot be reborrowed), (iii) pay certain closing fees and expenses relating to the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated, (iv) make a one-time intercompany advance to the Guarantor from the Borrower on the Effective Date in an amount not to exceed $5,500,000 for refinancing or repaying existing Indebtedness of the Guarantor and (v) satisfy the Borrower's general working capital needs.

          (v)  Location of Bank Accounts.  Schedule 5.01(v) hereto sets forth a
               -------------------------
complete and accurate list as of the Effective Date of all deposit, checking and other bank accounts, all securities and other accounts with any broker dealer and all other similar accounts maintained by the Borrower and the Guarantor, together with a description thereof (i.e., the bank or broker dealer at which
                                     ----
such deposit or other account is maintained and the account number and the purpose thereof).

          (w)  Real Property.   (i) Schedule 5.01(w) sets forth a complete and
               -------------
accurate list as of the Effective Date of the location, by state and street address, of all real property owned or leased by the Borrower and the Guarantor.

               (ii) As of the Effective Date, the Borrower and the Guarantor have valid leasehold interests in the leases described in Schedule 5.01(w) (the "Leases"). Schedule 5.01(w) sets forth with respect to each Lease, the
 -------
commencement date, termination date, renewal options (if any) and annual base rents. Each such Lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect. No consent or approval of any landlord or other third party in connection with the Leases is necessary for the Borrower or the Guarantor to enter into and execute the Loan Documents, except as set forth on Schedule 5.01(w). To the knowledge of the Borrower and the Guarantor, no other party to any Lease is in default of its obligations thereunder, and the Borrower and the Guarantor (or any other party to any such Lease) have not at any time delivered or received any notice of default which remains uncured under any such Lease and, as of the Effective Date, no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a default under any such Lease, except for defaults the consequence of which in the aggregate would have no Material Adverse Effect.

          (x)  Intellectual Property.  Except as set forth on Schedule 5.01(x),
               ---------------------
the Loan Parties own or license or otherwise have the right to use all material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operations of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not have a Material Adverse Effect. Set forth in Schedule 5.01(x) is a complete and accurate list as of the Effective Date of all such material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights of the Loan Parties. No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Loan Parties infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Loan Parties, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, individually or in the aggregate, could have a Material Adverse Effect.

          (y)  Material Contracts.  Set forth in Schedule 5.01(y) is a complete
               ------------------
and accurate list as of the Effective Date of all Material Contracts of the Borrower showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against the Borrower, and, to the best of such Borrower's knowledge, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) is not in default due to the action of the Borrower or, to the Borrower's knowledge, any other party thereto. The Borrower agrees to use its best efforts to cause American Airlines, Inc. to consent within 30 days of the Closing Date that Purchase Order number 95242 dated November 11, 1996 to the assignment of the collateral American Airlines Contract to the Lender pursuant to the Loan Documents.

          (z)  Holding Company and Investment Company Acts.  Neither the
               -------------------------------------------
Borrower nor the Guarantor is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or
(ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

               (aa)    Labor Relations.   The Guarantor and its Subsidiaries
                       ---------------
are in full compliance with the Fair Labor Standards Act. Neither the Guarantor nor any Subsidiary of the Guarantor is engaged in any unfair labor practice which has had or could have a Material Adverse Effect. There are:

                    (i) no unfair labor practice complaints pending or, to the Borrower's or the Guarantor's knowledge after diligent inquiry, threatened against the Guarantor or any Subsidiary of the Guarantor before the National Labor Relations Board and no grievance or arbitration proceedings arising out of or under collective bargaining agreements are so pending or, to the Borrower's or the Guarantor's knowledge after diligent inquiry, threatened;

                    (ii) no strikes, work stoppages or controversies pending or, to the Borrower's or the Guarantor's knowledge after diligent inquiry, threatened between the Guarantor or any Subsidiary of the Guarantor and any of their respective employees (other than employee grievances arising in the ordinary course of business);

                    (iii) no union representation questions existing with respect to the employees of Guarantor or any subsidiary of the Guarantor; and

                    (iv) no union organizing activities taking place which, in the case of clauses (i), (ii) and (iii) are, in the aggregate, material to the financial condition, results of operations or business or the Guarantor or any of its Subsidiaries.

               (bb)    Business Relationships.   There exists no actual or
                       ----------------------
threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between the Borrower or the Guarantor on one hand, and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower or the Guarantor on the other hand (including, without limitation, Jenny Craig, Inc. and American Airlines), or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially and adversely affect the Borrower or the Guarantor or prevent the Borrower or the Guarantor from conducting such business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has been heretofore been conducted.

               (cc)    No Bankruptcy Filing.  The Borrower is not contemplating
                       --------------------
either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of the Borrower's assets or property, and the Borrower has no knowledge of any Person contemplating the filing of any such petition against it.

               (dd)    Solvency.  Giving effect to the transactions
                       --------
contemplated hereby, the fair saleable value of the Borrower's assets exceeds and will, immediately following the making of the Term Loan, exceed the Borrower's total liabilities, including without limitation subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of the Borrower's assets is and will, immediately following the making of the Term Loan, be greater than the Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. The Borrower's assets do not and, immediately following the making of the Term Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including without limitation contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Borrower and the amounts to be payable on or in respect of obligations of the Borrower).

               (ee)  Corporate Separateness.
                     ----------------------

                    (i) All customary formalities regarding the corporate existence of the Borrower have been at all times since its formation and will continue to be observed.

                    (ii) The Borrower has at all times since its formation accurately maintained, and will continue to accurately maintain, its financial statements, accounting records and other corporate documents separate from those of the Guarantor and its other Subsidiaries and any other Person. The Borrower has not at any time since its formation commingled, and will not commingle, its assets with those of the Guarantor and its other Subsidiaries, any Affiliates of the foregoing Persons, or any other Person.
               The Borrower has at all times since its formation accurately maintained, and will continue to accurately maintain its own bank accounts and separate books of account.

                    (iii) The Borrower has at all times since its formation
               paid, and will continue to pay, its own liabilities form its own separate assets.

                    (iv) The Borrower has at all times since its formation identified itself, and will continue to identify itself, in all dealings with the public, under the Borrower's own name and as a separate and distinct entity. The Borrower has not at any time since its formation identified itself, and will not identify itself, as being a division or a part of any other entity (except as a Subsidiary of the Guarantor).

                    (v) The Borrower has been at all times since its formation and will continue to be adequately capitalized in light of the nature of its business.

                    (vi) The Borrower has not at any time since its formation assumed or guaranteed, and will not assume or guarantee, the liabilities of the Guarantor (or any predecessor corporation), or any other Persons, except as permitted by or pursuant to this Agreement. The Borrower has not at any time since its formation acquired, and will not acquire, obligations or securities of the Guarantor (or any predecessor corporation), or any Affiliates of the Guarantor except as permitted hereunder. The Borrower will not make loans to the Guarantor (or any predecessor corporation), or any Affiliates of the Guarantor, except as permitted hereunder.

                    (vii) The Borrower will not enter into or be a party to any transaction with the Guarantor or any Affiliates of the Guarantor except in the ordinary course of business of the Borrower on terms which are no less favorable to the Borrower than would be obtained in a comparable arm's length transaction with an unrelated third party.


                                  ARTICLE VI
                      COVENANTS OF BORROWER AND GUARANTOR

          SECTION 6.01  Affirmative Covenants.  So long as any principal of or
                        ---------------------
interest on the Term Loan or any other Obligations (whether or not due) shall remain unpaid, the Borrower will, unless the Lender shall otherwise consent in writing:

               (a) Reporting Requirements.  Furnish to the Lender:
                   ----------------------

                   (i) as soon as available and in any event within 60 days after the end of each fiscal quarter, consolidated balance sheets, consolidated statements of operations and retained earnings and consolidated statements of cash flow of the Borrower and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding fiscal year, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the financial position of the Borrower and its Subsidiaries as of the end of such quarter and the results of operations and changes in financial position of the Borrower and its Subsidiaries for such quarter, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of the Borrower furnished to the Lender, subject to normal year-end adjustments, and except that such statements omit footnotes that would be contained in audited year-end financial statements;

                   (ii) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, consolidated balance sheets, consolidated statements of operations and retained earnings, consolidated reconciliation of surplus statement and consolidated statements of cash flow of the Borrower and its Subsidiaries as at the end of such Fiscal Year, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by the Borrower and satisfactory to the Lender (which shall provide that such consolidated financial statements presently fairly, in all material respects, the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years, and which opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of the records of the Borrower or any of its Subsidiaries or otherwise qualified in any respect other than any such qualification as to the re-characterization of the one-time intercompany advance made on the Effective Date by the Borrower to the Guarantor in an amount not to exceed $5,500,000 and any intercompany advances made prior to the Closing Date as a dividend as opposed to an intercompany loan), together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default and (2) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof;

                   (iii) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Guarantor, consolidated balance sheets, consolidated statements of operations and retained earnings, consolidated reconciliation of surplus statement and consolidated statements of cash flow of the Guarantor and its Subsidiaries as at the end of such Fiscal Year, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by the Guarantor and satisfactory to the Lender (which shall provide that such consolidated financial statements presently fairly, in all material respects, the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years, and which opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of the records of the Guarantor or any of its Subsidiaries or otherwise qualified in any respect other than any such qualification as to the re-characterization of the one-time intercompany advance made on the Effective Date by the Borrower to the Guarantor in an amount not to exceed $5,500,000 and any intercompany advances made prior to the Closing Date as a dividend as opposed to an intercompany loan), together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default and (2) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof;

                   (iv) as soon as available and in any event within 45 days of the end of each fiscal month of the Borrower (commencing with February 1998), internally prepared consolidated balance sheets, consolidated statements of operations and retained earnings and consolidated statements of cash flow for such fiscal month of the Borrower and its Subsidiaries for such fiscal month and for the period from the beginning of such Fiscal Year to the end of such fiscal month, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the financial position of the Borrower and its Subsidiaries as of the end of such fiscal month and the results of operations and changes in financial position of the Borrower and its Subsidiaries for such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lender, subject to normal year-end adjustments, and except that such statements omit footnotes that would be contained in audited year-end financial statements;

                   (v) simultaneously with the delivery of the financial statements of the Borrower and the Guarantor required by clauses (i), (ii),
(iii) and (iv) of this Section

6.01(a), a certificate of an Authorized Officer, stating (A) that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his supervision a review of the condition and operations of the Borrower or the Guarantor, as the case may be, and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Borrower or the Guarantor and its Subsidiaries were in compliance with all of the provisions of such Loan Documents at the times such compliance is required by the Loan Documents, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or such Default existed, describing the nature and period of existence thereof and the action which the Borrower or the Guarantor and its Subsidiaries propose to take or took with respect thereto and (B) a schedule showing the calculations specified in Section 6.02(o) of this Agreement;

                   (vi) as soon as available and in any event no later than Wednesday of each week, a statement describing in reasonable detail (A) all cash and other payments received by the Borrower and its Subsidiaries during the preceding week and the balance in the Operating Account and (B) the Borrower's orders by and sales to all of its customers, separately describing orders by and sales to Jenny Craig, Inc. and American Airlines;

                   (vii) on or before July 1st of each year, (A) financial projections, prepared on a monthly basis and otherwise in form and substance satisfactory to the Lender, for the succeeding Fiscal Year for the Borrower and its Subsidiaries and (B) on or before January 1st of each year, updated financial projections, prepared on a quarterly basis and otherwise in form and substance satisfactory to the Lender, for the remaining quarters in such Fiscal Year, which projections are to be accompanied by a certificate by the chief financial officer of the Borrower stating that such projections are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being understood that such projections are not intended to be a guarantee of future results;

                   (viii) promptly after submission to any Government Authority, all documents and information furnished to such Government Authority in connection with any investigation of a Loan Party;

                   (ix) as soon as possible and in any event within five Business Days after the occurrence of an Event of Default or Default or the occurrence of an event or development that may have a Material Adverse Effect, the written statement of an Authorized Officer setting forth the details of such Event of Default, Default or Material Adverse Effect and the action which the appropriate Loan Party and its Subsidiaries propose to take with respect thereto;

                   (x) (A) as soon as possible and in any event (x) within 30 days after the Borrower or any of its ERISA Affiliates knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Employee Plan has occurred, (y) within 10 Business Days after the Borrower or any of its

ERISA Affiliates knows or has reason to know that any other Termination Event with respect to any Employee Plan has occurred, or (z) within 10 Business Days after the Borrower or any of its ERISA Affiliates knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Code with respect to an Employee Plan, a statement of an Authorized Officer of the Borrower, setting forth the details of such occurrence and the action, if any, which the Borrower or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within two Business Days after receipt thereof by the Borrower or any of its ERISA Affiliates from the Pension Benefit Guaranty Corporation, copies of each notice received by the Borrower or any of its ERISA Affiliates of the Pension Benefit Guaranty Corporation's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within 10 Business Days after the Borrower or any of its ERISA Affiliates knows or has reason to know that a required installment within the meaning of Section 412 of the Code has not been made when due with respect to an Employee Plan, (E) promptly and in any event within five Business Days after receipt thereof by the Borrower or any of its ERISA Affiliates from a sponsor of a Multiemployer Plan or from the Pension Benefit Guaranty Corporation, a copy of each notice received by the Borrower or any of its ERISA Affiliates concerning the imposition or amount of withdrawal liability under
Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (F) promptly and in any event within 10 days after the Borrower or any of its ERISA Affiliates send notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by the Borrower or any such ERISA Affiliate;

                   (xi) promptly after the commencement thereof but in any event not later than five Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by, the Borrower or the Guarantor, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, may have a Material Adverse Effect;

                   (xii) as soon as possible and in any event within 10 Business Days after execution, receipt or delivery thereof, copies of any material notices that the Borrower or Guarantor executes or receives from or sends to any Governmental Authority in connection with any of its governmental licenses;

                   (xiii) promptly but in any event not later than five Business Days after obtaining knowledge thereof, notice to the Lender of any change, or proposed change, in law, or the interpretation thereof that could reasonably be expected to cause any portion of the Borrower's or the Guarantor's business to be in violation of any law or otherwise impose any additional, material restriction on such business; and

                   (xiv) promptly upon request, such other information concerning the condition, business, prospects, assets or operations, financial or otherwise, of the Borrower or Guarantor or any of their Subsidiaries as the Lender may from time to time may reasonably request.

               (b) Additional Subsidiaries of the Borrower and Guaranties, Etc.
                   ------------------------------------------------------------
Cause:

                   (i) each Subsidiary of the Borrower not in existence on the Effective Date to execute and deliver to the Lender promptly and in any event within one Business Day after the formation, acquisition or change in status thereof (A) a joinder agreement or Guaranty, each, in form and substance satisfactory to the Lender, pursuant to which such Person guaranties the Obligations, (B) a Security Agreement, substantially in the form of Exhibit B hereto, (C) if such Subsidiary has any Subsidiaries, a joinder agreement to the Pledge Agreement or a Pledge Agreement, in form and substance satisfactory to the Lender, with Annex I thereto appropriately completed, together with (x) certificates evidencing all of the Capital Stock of any Person owned by such Subsidiary, (y) undated stock powers executed in blank with signature guaranteed, and (z) such opinion of counsel and such approving certificate of the issuer of such shares as the Lender may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, which shall be pledged to the Lender as collateral security for the Obligations and delivered to the Lender, (D) such mortgages and deeds of trust, in form and substance satisfactory to the Lender, creating on such real property of such Subsidiary a perfected, first priority security interest in such real property, a title insurance policy (in form and substance, and issued by a title insurance company, satisfactory to the Lender), covering such real property, a current ALTA survey thereof and a surveyor's certificate, each in form and substance satisfactory to the Lender, as the Lender may require, and
(E) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Lender in order to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all Property of such Subsidiary shall become Collateral for the Obligations; and

                   (ii) the owner of the Capital Stock of any such Subsidiary to execute and deliver promptly and in any event within one Business Day after the formation, acquisition or change in status of such Subsidiary, an amendment to Annex I to the Pledge Agreement, appropriately completed (or, if necessary in the opinion of the Lender, a new pledge agreement covering such Capital Stock, in form and substance satisfactory to the Lender), together with (w) certificates evidencing all of the Capital Stock of such Subsidiary, (x) undated stock powers executed in blank with signature guaranteed, (y) such opinion of counsel and such approving certificate of the issuer of such shares as the Lender may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, and (z) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Lender, which stock certificates shall be pledged to the Lender as collateral security for the Obligations; upon satisfaction of the conditions set forth in this Section 6.01(b)(i) and (ii), such Subsidiary shall become a Guarantor hereunder and the other Loan Documents to the same extent as if such Subsidiary had been a party hereto and thereto on the Effective Date.

               (c) Compliance with Laws, Etc.  Comply, and cause each of its
                   --------------------------
Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, all Environmental
Laws), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

          (d) Preservation of Existence, Etc.  Maintain and preserve, and cause
              -------------------------------
each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

          (e) Keeping of Records and Books of Account.  Keep adequate records
              ---------------------------------------
and books of account, with complete entries made in accordance with GAAP.

          (f) Inspection Rights.  Permit, and cause each of its Subsidiaries to
              -----------------
permit, the Lender or any agents or representatives thereof at any time and from time to time upon reasonable notice during normal business hours to examine and make copies of and abstracts from its records and books of account, to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and other assets of the Borrower, the Guarantor and each Subsidiary of the Borrower, to conduct audits, physical counts, valuations or examinations and to discuss their affairs, finances and accounts with any of the directors, officers, managerial employees, independent accountants or other representatives thereof. The Loan Parties jointly and severally agree to pay the reasonable cost of such audit or examination.

          (g) Maintenance of Properties, Etc.  Maintain and preserve, and cause
              -------------------------------
each of its Subsidiaries to maintain and preserve, all of their properties which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which each of them is a party as lessee or under which each of them occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

          (h) Maintenance of Insurance.  Maintain, and cause each of its
              ------------------------
Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to their properties (including all real properties leased or owned by them) and business, in such amounts and covering such risks as is required by any Governmental Authority or other regulatory body having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Lender. All policies covering the Collateral are to be made payable to the Lender, as its interests may appear, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may require to fully protect the Lender's interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Lender and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in the Lender's favor, and shall provide for not less than 30 days' prior written notice to the Lender of the exercise of any right of cancellation. If the Borrower or any Subsidiary fails to maintain such insurance, the Lender may arrange for such insurance, but at the Borrower's expense and without any responsibility on the Lender's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence of an Event of Default, the Lender shall have the sole right, in the name of the Lender and the Borrower and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies (subject to the rights of any party to the Intercreditor Agreement, to the extent set forth therein).

          (i) Environmental.  Keep any Property either owned or operated by it
              -------------
or any of its Subsidiaries free of any Environmental Liens; (ii) comply, and cause its Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Lender documentation of such compliance which the Lender reasonably requests; (iii) immediately notify the Lender of any Release of a Hazardous Material in excess of any reportable quantity from or onto property owned or operated by the Borrower or any of its Subsidiaries and take any Remedial Actions required to abate said Release; and (iv) promptly provide the Lender with written notice within ten (10) days of the receipt of any of the following: (A) notice that an Environmental Lien has been filed against any of the real or personal property of the Borrower or any Guarantor; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against the Borrower or any Guarantor; and (C) notice of a violation, citation or other administrative order which may have a Material Adverse Effect.

          (j) Licenses.  Obtain, maintain and preserve, and cause each of its
              --------
Subsidiaries to obtain, maintain and preserve, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (k) Further Assurances.  Take such action and execute, acknowledge and
              ------------------
deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Lender may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens in favor of the Lender any of the Collateral or any other Property whatsoever of the Borrower or any Collateral of the Guarantor, subject only to Permitted Liens, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Loan Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Lender the rights now or hereafter intended to be granted to the Lender under this Agreement or any other Loan Document.

          (l) Change in Collateral; Collateral Records.  Give the Lender not
              ----------------------------------------
less than 30 days' prior written notice of any change in the location of any Collateral, other than to locations listed in Schedule 6.01(l) and with respect to which the Lender has filed financing statements and otherwise fully perfected its Liens thereon. The Borrower shall also advise the Lender promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon. The Borrower and the Guarantor agree to execute and deliver to the Lender for the benefit of the Lender from time to time, solely for the Lender's convenience in maintaining a record of Collateral, such written statements and schedules as the Lender may reasonably require, designating, identifying or describing the Collateral. A Loan Party's failure, however, to promptly give the Lender such statements or schedules shall not affect, diminish or modify or otherwise limit the Lender's security interest in the Collateral.

          (m) Landlord/Warehouse Waivers.  Obtain (i) with respect to the real
              --------------------------
property listed on Schedule 6.01(m), within 30 days after the Effective Date, landlord's waiver from the landlord of such real property, in form and substance satisfactory to the Lender, (ii) at the time the Borrower enters into a lease for real property not occupied on the Effective Date, a landlord's waiver from the landlord of such real property (which waiver may be contained in such lease), in form and substance reasonably satisfactory to the Lender and (iii) a waiver from each warehouse that will have possession of any inventory of the Borrower or its Subsidiaries, in form and substance satisfactory to the Lender prior to such warehouse obtaining possession thereof.

          (n) Subordination. Cause all Indebtedness and other obligations now or
              -------------
hereafter owed by the Borrower to the Guarantor or an Affiliate to be subordinated in right of payment and lien priority, if any, to the Indebtedness owing to the Lender in accordance with subordination agreements in form and substance satisfactory to the Lender.

          (o) Additional Covenants.  (i)  No later than December 31, 1997,
              --------------------
deliver to the Lender the consolidated balance sheets, consolidated statements of operations and retained earnings, consolidated reconciliation of surplus statement and consolidated statements of cash flow of the Borrower and its Subsidiaries as at the end of the Fiscal Year ending September 28, 1997, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by the Borrower and satisfactory to the Lender (which shall provide that such consolidated financial statements presently fairly, in all material respects, the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years, and which opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of the records of the Borrower or any of its Subsidiaries or otherwise qualified in any respect other than any such qualification as to the re-characterization of the one-time intercompany advance made on the Effective Date by the Borrower to the Guarantor in an amount not to exceed $5,500,000 and any intercompany advances made prior to the Closing Date as a dividend as opposed to an intercompany loan).

                   (ii) Within 30 days of the Effective Date, amend the certificate of incorporation and by-laws of the Borrower, in form and substance satisfactory to the Lender, to provide for one independent director and at least one director selected by the Lender to be included on the board of directors of the Borrower at all times, and each of such directors shall be required to approve and vote in favor of any of the events described in Section 8.01(f) or any similar events.

                   (iii) Within 60 days of the Effective Date, deliver to the Lender a detailed, written plan, of consolidation of the Borrower's Facilities, including an implementation time line, satisfactory in form and substance to the Lender.

                   (iv) Within 150 days of the Effective Date, install and integrate, on a fully operational basis, a perpetual inventory system compatible with the Borrower's business.

                   (v) Within 180 days of the Effective Date, employ, upon commercially reasonable terms, a chief executive or chief operating officer to assume the responsibilities typically assumed by a chief executive or chief operating officer at a similarly situated company.

                   (vi) Notwithstanding anything to the contrary in the Finova Loan Agreement, including, without limitation, Article 7 thereof, and any documents, agreements or instruments executed and delivered in connection therewith, the Borrower shall not and shall not and shall not permit any other Person to, directly or indirectly, deliver or make any payment of any of the LHF Collateral (as defined in the Intercreditor Agreement) or any Proceeds thereof to any Person other than the Lender or as directed by the Lender. In the event any such LHF Collateral is so delivered or paid, the Borrower shall use its best efforts to retrieve such LHF Collateral and deliver it to the Lender or as directed by the Lender.

                   (vii) The Borrower shall maintain availability and be able to obtain at all times revolving loans from Finova under the Finova Loan Agreement in an amount at least equal to $1,500,000.

          SECTION 6.02.  Negative Covenants.  So long as any principal of or
                         ------------------
interest on the Term Loan or any other Obligations (whether or not due) shall remain unpaid, the Borrower shall not, unless the Lender shall otherwise consent in writing:

               (a) Liens, Etc.  Create or suffer to exist, or permit any of its
                   -----------
Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of its Properties, whether now owned or hereafter acquired, or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any right to receive income, other than Permitted Liens.

               (b) Indebtedness.  Create, incur or suffer to exist, or permit
                   ------------
any of its Subsidiaries to create, incur or suffer to exist, any Indebtedness, other than Permitted Indebtedness.

               (c) Guaranties, Etc.  Assume, guarantee, endorse or otherwise
                   ---------------
become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss), in connection with any Indebtedness of any other Person, other than:

                       (i) guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

                       (ii) guaranties existing on the date hereof, as set forth in Schedule 6.02(c)(ii) hereto, but not any renewal or other modification thereof; and

                       (iii) guarantees of Indebtedness of the Borrower and its Subsidiaries, to the extent such Indebtedness is not otherwise prohibited by this Agreement.

                 (d)   Merger, Consolidation, Sale of Assets, Etc.
                       -------------------------------------------

                       (i) Merge or consolidate with any Person, or permit any of its Subsidiaries to merge or consolidate with any Person; provided, however,
                                                             --------  -------
that any Subsidiary of the Borrower may be merged with or into the Borrower (so long as the Borrower shall be the continuing or surviving corporation) or with or into any wholly owned Subsidiary of the Borrower (so long as the wholly owned Subsidiary shall be the continuing or surviving corporation), provided further
                                                              -------- -------
that (A) no other provision of this Agreement would be violated thereby, (B) the Borrower gives the Lender at least 20 days' prior written notice of such merger or consolidation, and (C) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction.

                       (ii) Sell, assign, lease or otherwise transfer or dispose of, or permit any of its Subsidiaries to sell, assign, lease or otherwise transfer or dispose of, whether in one transaction or in a series of related transactions, any of its Property, rights or other assets whether now owned or hereafter acquired by any Person, provided that, subject in each case
                                           --------
to Section 2.05(e), (A) the Borrower and any of its Subsidiaries may sell Inventory in the ordinary course of business for fair market value, (B) the Borrower and any of its Subsidiaries may sell or otherwise dispose of obsolete or worn-out equipment in the ordinary course of business for fair market value and (C) the Borrower and any of its Subsidiaries may sell or otherwise dispose of assets, other than Inventory and equipment, for fair market value.

                 (e)   Change in Nature of Business.  Make, or permit any of its
                       ----------------------------
Subsidiaries to make, any change in the nature of its business as carried on at the date hereof.

                 (f)   Loans, Advances, Investments, Etc.  Make, or permit any
                       ---------------------------------
of its Subsidiaries to make, any loan or advance to any Person or purchase or otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire, any Capital Stock, Property, assets or obligations of, or any interest in, any Person, other than (i) Permitted Investments, (ii) a one-time intercompany advance by the Borrower to the Guarantor on the Effective Date in an amount not to exceed $5,500,000 and (iii) loans, advances, dividends or other transfers from or by the Borrower to the Guarantor in an aggregate amount not to exceed $350,000 per annum; provided, however, that no such loan, advance,
                           --------  -------
dividend or other transfer shall be made at any time when the Borrower is able to draw not less than $1,500,000 under the revolving credit facility made available by Finova pursuant to the Finova Loan Agreement.

                 (g)   Lease Obligations.  Create, incur or suffer to exist, or
                       -----------------
permit any of its Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by the Borrower and its Subsidiaries in any Fiscal Year to exceed the amounts set forth in subsection (h) of this Section 6.02, and (B) Operating Lease Obligations which would not cause the aggregate amount of all Operating Lease Obligations owing by the Borrower and its Subsidiaries in any Fiscal Year to exceed $450,000.

                 (h)   Capital Expenditures.  Make or be committed to make, or
                       --------------------
permit any of its Subsidiaries to make or be committed to make, any Capital Expenditure (by purchase or Capitalized Lease) which would cause the aggregate amount of all such Capital Expenditures to exceed $300,000 in any twelve-month period.

                 (i)   Dividends, Prepayments, Etc.  Declare or pay any
                       ---------------------------
dividends, purchase or otherwise acquire for value any of its Capital Stock now or hereafter outstanding, return any capital to its stockholders as such, or make any other payment or distribution of assets to its stockholders as such, or permit any of its Subsidiaries to do any of the foregoing or make any payment or prepayment of principal of, premium, if any, or interest on, or redeem, defease or otherwise retire, any Indebtedness before its scheduled due date, provided that:

                       (i) Subsidiaries of the Borrower may declare and pay cash and stock dividends, return capital and make distributions of assets to the Borrower;

                       (ii) the Borrower may redeem and purchase the Warrants as contemplated by Section 9.01(b) hereto and the Warrant;

                       (iii) the Borrower may prepay with the proceeds of the Term Loan the obligations by it to the Existing Lender under the Existing Credit Agreement and related documents or repurchase warranties and warrant stock from the Existing Lender, in an aggregate amount not to exceed $15,000,000;

                       (iv) the Borrower may make a one-time intercompany advance to the Guarantor in an amount not to exceed $5,500,000;

                       (v) the Borrower may make dividends or other payments permitted under clause (iii) of Section 6.02(f);

                       (vi) the Borrower may pay to Finova on the Effective Date an amount equal to $1,700,000 to prepay outstanding term loans owing by the Borrower to Finova under the Finova Loan Agreement which amounts cannot be reborrowed; and

                       (vii) the Borrower may prepay the Obligations to the Lender as herein provided.

                 (j)   Federal Reserve Regulations.  Permit any Term Loan or the
                       ---------------------------
proceeds of any Term Loan under this Agreement to be used for any purpose which violates or is inconsistent with Section 5.01(a) or with any of the provisions of Regulations G, T, U or X of the Board or own, purchase or acquire any "margin security" as defined by any regulation of the Federal Reserve Board, as now in effect or as the same may hereinafter be in effect.

                 (k)   Transactions with Affiliates.  Enter into or be a party
                       ----------------------------
to, or, permit any Subsidiary to enter into or be a party to any transaction with any of its Affiliates, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business for fair consideration and on terms no less favorable to the Borrower as are available from unaffiliated third parties.

                 (l)   Environmental.  Permit the use, handling, generation,
                       -------------
storage, treatment, release or disposal of Hazardous Materials at any property owned or leased by the Borrower or Guarantor except in compliance with Environmental Laws and so long as such use, handling, generation, storage, treatment, release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

                 (m)   Modification of Certain Documents.
                       ---------------------------------

                       (i) Except as contemplated by Section 6.01(o)(ii), amend or otherwise modify, or permit any of its Subsidiaries to amend or otherwise modify, its certificate of incorporation or by-laws, or consent to, or permit any of its Subsidiaries to amend or otherwise modify, any such amendment or modification.

                       (ii) Amend, modify, waive, revise or otherwise alter or terminate, or permit any of its Subsidiaries to amend, modify, waive, revise or otherwise alter or terminate, any term or condition of any Material Contract in any manner that could reasonably be expected to adversely affect the value of any Collateral or otherwise could reasonably be expected to have a Material Adverse Effect.

                       (iii) Amend, modify, revise or otherwise alter any term or condition of the Finova Loan Agreement or any documents, agreements and instruments executed and delivered in connection therewith or related thereto in any manner that increases the Borrower's obligations thereunder (including, without limitation, in any manner that increases the principal amount the Borrower can borrow thereunder), in any manner makes any financial covenant under the Finoval Loan Agreement more restrictive than it is on the Effective Date, provides Finova with additional collateral, is in violation of, or inconsistent with, the terms of the Intercreditor Agreement or that may, to any degree, adversely affect the Lender (including, without limitation, the Lender's interest in any Collateral).

                 (n)   Adverse Transactions.  Enter into any transaction which
                       --------------------
materially and adversely affects the Collateral or the Borrower's ability to repay the Obligations in full as and when due.

                 (o)   Repurchase.  Make a sale to any customer on a bill-and-
                       ----------
hold, guaranteed sale, sale and return, sale on approval, consignment, or any other repurchase or return basis.

                 (p)   Name.  Except as set forth on Schedule 6.02(p), use any
                       ----
corporate or fictitious name other than its corporate name as set forth in its charter on the date hereof.

                 (q)   Compensation.  Pay total compensation, including
                       ------------
salaries, withdrawals, fees, bonuses, commissions, drawing accounts and other payments, whether directly or indirectly, in money or otherwise, during any fiscal year to the three most highly compensated of Borrower's executives, officers, directors or employees in an amount in excess of $1,200,000.

                 (r)   Compliance with Finova Loan Agreement.  Violate or fail
                       -------------------------------------
to comply with any of the terms of the Finova Loan Agreement (as the same may be amended from time to time, subject to Section 6.02(m)) and each of the Loan Documents (as defined in the Finova Loan Agreement) which may result in an event of default thereunder.

                 (s)   Financial Covenants.
                       -------------------

                       (i)   Current Ratio.  Permit the ratio of (A)
                             -------------
Consolidated Current Assets of the Borrower and (B) Consolidated Current Liabilities of the Borrower at any time (1) during Fiscal Year 1998 to be less than 1.1 to 1.0, (2) during Fiscal Year 1999 to be less than 1.2 to 1.0 and (3) during Fiscal Year 2000 and thereafter to be less than 0.58 to 1.0. If long term debt is not reclassified as a current asset, the covenant for Fiscal Year 2000 and thereafter shall be 1.3 to 1.0.

                       (ii)  Minimum Working Capital.  Permit the amount by
                             -----------------------
which (A) Consolidated Current Assets of the Borrower exceeds (B) Consolidated Current Liabilities of the Borrower at any time (1) during Fiscal Year 1998 to be less than $3,200,000, (2) during Fiscal Year 1999 to be less than $5,200,000 and (3) during Fiscal Year 2000 and thereafter to be less than ($13,000,000). If long term debt is not reclassified as a current asset, the covenant for Fiscal Year 2000 and thereafter shall be $5,400,000.

                       (iii) Tangible Net Worth.  Permit Consolidated Tangible
                             ------------------
Net Worth of the Borrower at any time (1) during Fiscal Year 1998 to be less than ($20,000,000), (2) during Fiscal Year 1999 to be less than ($16,400,000)
and (3) during Fiscal year 2000 to be less than ($12,000,000)


                       (iv)  Cash Flow Ratio.  Permit the Cash Flow Ratio for
                             ---------------
each period of four (4) consecutive fiscal quarters of the Borrower (unless otherwise indicated) for which the last quarter ends on a date set forth below to be less than the amount set forth opposite such date:


     Fiscal Quarter End                     Cash Flow Ratio
     ------------------                     ---------------
     (one quarter ended)
     December 1997                                1.44:1
     (two quarters ended)
     March 1998                                   1.65:1
     (three quarters ended)
     June 1998                                    1.70:1
     September 1998                               1.68:1
     December 1998                                1.80:1
     March 1999                                   1.83:1
     June 1999                                    1.87:1
     September 1999                               1.91:1
     December 1999                                2.08:1
     March 2000                                   2.16:1
     June 2000                                    2.23:1
     September 2000                               2.32:1
     and each fiscal quarter thereafter

                       (v)   Fixed Charge Coverage Ratio.  Permit the Fixed
                             ---------------------------
Charge Coverage Ratio for each period of four (4) consecutive fiscal quarters (unless otherwise indicated) of the Borrower for which the last quarter ends on a date set forth below to be less than the amount set forth opposite such date:

     Fiscal Quarter End                     Fixed Charge Coverage Ratio
     ------------------                     ---------------------------
     (one quarter ended)
     December 1997                                    1.41:1
     (two quarters ended)
     March 1998                                       1.33:1
     (three quarters ended)
     June 1998                                        1.29:1
     September 1998                                   1.25:1
     December 1998                                    1.28:1
     March 1999                                       1.28:1
     June 1999                                        1.17:1
     September 1999                                   1.08:1
     December 1999                                    1.05:1
     March 2000                                        .97:1
     June 2000                                         .98:1
     September 2000                                    .99:1
     and each fiscal quarter thereafter

                       (vi)  Consolidated EBITDA.  Permit Consolidated EBITDA of
                             -------------------
the Borrower at the end of each fiscal quarter of the Borrower to be less than the amount set forth opposite such date:

     Fiscal Quarter End                     Consolidated EBITDA
     ------------------                     -------------------
     December 1997                               $1,661,000
     March 1998                                  $2,191,000
     June 1998                                   $2,153,000
     September 1998                              $1,867,000
     December 1998                               $1,853,000
     March 1999                                  $2,444,000
     June 1999                                   $2,401,000
     September 1999                              $2,083,000
     December 1999                               $2,061,000

     Fiscal Quarter End                     Consolidated EBITDA
     ------------------                     -------------------
     March 2000                                  $2,718,000
     June 2000                                   $2,670,000
     September 2000                              $2,316,000
     and each fiscal quarter thereafter

                       (vii) Net Income.  Permit Net Income of the Borrower at
                             ----------
the end of each fiscal quarter to be less than the amount set forth opposite such date:

     Fiscal Quarter End                     Net Income (Loss)
     ------------------                     -----------------
     December 1997                               $(180,000)
     March 1998                                  $ 475,000
     June 1998                                   $ 455,000
     September 1998                              $ 309,000
     December 1998                               $ 227,000
     March 1999                                  $ 547,000
     June 1999                                   $ 538,000
     September 1999                              $ 380,000
     December 1999                               $ 312,000
     March 2000                                  $ 658,000
     June 2000                                   $ 645,000
     September 2000                              $ 488,000
     and each fiscal quarter thereafter

                                  ARTICLE VII

                                   GUARANTY

           SECTION 7.01.  Guaranty.  The Guarantor hereby, jointly and severally
                          --------
(i) irrevocably, absolutely and unconditionally guarantees the prompt payment, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of (A) all of the Guaranteed Obligations, including, without limitation, all amounts now or hereafter owing in respect of the Loan Documents, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of the Borrower whether or not the payment of such interest is unenforceable or not allowable due to the existence of such case, proceeding or other action), fees, expenses, indemnities or otherwise, and (B) all indebtedness, obligations and other liabilities, direct or indirect, absolute or contingent, now existing or hereafter arising of the Borrower to the Lender and (ii) agree to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Lender in enforcing its rights under this Article VII.

           SECTION 7.02.  Obligations Unconditional.
                          -------------------------

                 (a) The Guarantor hereby guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be made by the Lender to any security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or for any other reason. The liability of the Guarantor hereunder shall be absolute and unconditional, joint and several, irrespective of: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Guaranteed Obligations (including, without limitation, any extension for longer than the original period), or any other amendment or waiver of or consent to any departure from any provision of any Loan Document (including the creation or existence of any Guaranteed Obligations in excess of the amount permitted by any lending formula contained in the Loan Documents or the amount evidenced by the Loan Documents); (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Guaranteed Obligations; (iv) the existence of any claim, set-off, defense, or other right that the Borrower or the Guarantor may have against any Person, including, without limitation, the Lender, or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or the Guarantor in respect hereof.

                 (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until such date on which all of the Guaranteed Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been indefeasibly satisfied in full, (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower, the Guarantor or otherwise, all as though such payment had not been made, and
(iii) shall be binding upon the Guarantor and its successors and assigns.

           SECTION 7.03.  Waivers.  The Guarantor hereby waives (i) promptness
                          -------
and diligence, (ii) notice of acceptance and notice of the incurrence of any Guaranteed Obligation or any other Loan Party under any Loan Document, (iii) notice of any action taken by the Lender or the Borrower under any Loan Document or any other agreement or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Guaranteed Obligations or of the obligations of the Borrower or the

Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 7.03, might constitute grounds for relieving the Borrower or the Guarantor of its obligations hereunder, (v) any right to compel or direct the Lender to seek payment or recovery of any amounts owed under this Article VII from any one particular fund or source, (vi) any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any Person or any Collateral, and (vii) any other defenses available to the Guarantor. The Guarantor agrees that the Lender shall have no obligation to marshall any assets in favor of the Guarantor or against or in payment of any or all of the Obligations.

           SECTION 7.04.  Subrogation.  The Guarantor hereby irrevocably waives
                          -----------
and agrees that it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against the Borrower on account of any payments made under this Agreement, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Guarantor on account of such rights at any time when all of such Guaranteed Obligations and all other Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Lender, shall be segregated from the other funds of such Guarantor and shall forthwith be paid over to the Lender to be applied in whole or in part by the Lender against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of this Agreement.

           SECTION 7.05.  No Waiver; Remedies.  No failure on the part of the
                          -------------------
Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedy provided by law.

           SECTION 7.06.  Stay of Acceleration.  If acceleration of the time for
                          --------------------
payment of any amount payable by the Borrower in respect of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Lender.

                                 ARTICLE VIII

                               EVENTS OF DEFAULT

           SECTION 8.01.  Events of Default.  If any of the following Events of
                          -----------------
Default shall occur and be continuing:

                 (a) The Borrower fails to pay any principal of the Term Loan when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or the Borrower fails to pay, within 3 Business Days after the date when due, any interest on the Term Loan, or any fee, indemnity or other amount payable under this Agreement or any other Loan Document when due;

                 (b) Any representation or warranty made by any Loan Party or any officer of such Loan Party under or in connection with any Loan Document or under or in connection with any report, certificate or other document delivered to the Lender pursuant to any Loan Document shall have been incorrect in any material respect when made;

                 (c) The Borrower fails to perform or observe any covenant contained in Article VI hereof or the Guarantor shall fail to perform or observe any covenant contained in Article VII hereof;

                 (d) Any Loan Party fails to perform or observe any other term, covenant or agreement contained in any Loan Document to be performed or observed by such Loan Party and, except as set forth in subsections (a), (b) and
(c) of this Section 8.01, such failure, if capable of being remedied, shall remain unremedied for 15 days after written notice thereof shall have been given by the Lender to such Loan Party;

                 (e) Any Loan Party fails to pay any principal or interest on any of its Indebtedness (excluding Indebtedness evidenced by the Term Note) in excess of $50,000, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof;

                 (f) Any Loan Party (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Loan Party or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due, or shall admit in writing its inability to pay its debts generally,
(iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

                 (g) Any proceeding shall be instituted against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Loan Party or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 45 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

          (h) Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or its Subsidiaries or any Governmental Authority or other regulatory body having jurisdiction over any Loan Party, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that such Loan Party has any liability or obligation purported to be created under any Loan Document;

          (i) The Security Agreement, any Pledge Agreement or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Lender on or security interest in any Collateral purported to be covered thereby;

          (j) One or more judgments or orders (other than a judgment or award described in subsections (f) or (g) of this Section 8.01) for the payment of money exceeding any applicable insurance or bond coverage by more than $50,000 in the aggregate shall be rendered against any Loan Party and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

          (k) Any Loan Party or any of their ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, such Loan Party or such ERISA Affiliate incurs a withdrawal liability in an annual amount exceeding $50,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof, such Loan Party's or such ERISA Affiliate's annual contribution requirement with respect to such Multiemployer Plan increases in an annual amount exceeding $50,000;

          (l) Any Termination Event with respect to any Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to the Borrower by the Lender, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Employee Plan by more than $50,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of
the Code, the liability is in excess of such amount);

          (m)  A Change of Control shall have occurred;

          (n) An event occurs or condition exists that the Lender reasonably determines is likely to have a Material Adverse Effect;

          (o) Any introduction of, or proposed change in, any law, or any proposed change in the interpretation of any law, which may cause any material portion of the Borrower's or the Guarantor's business to be in violation of any law or which may otherwise impose additional, material restrictions on such business that the Lender deems material; or

          (p) The occurrence of any of the events which constitute an Event of Default (as defined in the Finova Loan Agreement) under the Finova Loan Agreement;

then, and in any such event, the Lender may, by written notice to the Borrower,
(i) declare the Term Loan, all interest thereon, all fees and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Term Loan, all such interest and fees and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party, and (ii) exercise any and all of its other rights under applicable law, hereunder and under the other Loan Documents, provided, however, that upon the
                                              --------  -------
occurrence of any Event of Default described in subsection (f) or (g) of this
Section 8.01, without any notice to the Borrower or any act by the Lender, the Term Loan, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by each Loan Party.

                                  ARTICLE IX
                    ISSUANCE OF EQUITY INTERESTS TO LENDER

          SECTION 9.01.  (a)  Authorization and Issuance of Warrants.  The
                              --------------------------------------
Borrower has authorized (i) the issuance of warrants to purchase 30% of the issued and outstanding shares of Common Stock, which Warrants shall be substantially in the form of Exhibit D hereto (such certificates, together with the rights to purchase Common Stock provided thereby and all warrant certificates covering such stock issued upon transfer, division or combination of, or in substitution for, any thereof, being herein called the "Warrants") for issuance to the Lender pursuant to this Agreement, and (ii) the issuance of such number of shares of Common Stock as shall be necessary to permit the Borrower to comply with its obligations to issue Common Stock pursuant to the Warrants, which shall initially be an amount equal to 30% of the issued and outstanding shares of Common Stock as of such date on a fully diluted basis. It is understood and agreed that the Warrants contain provisions affecting the number of shares of Common Stock that may be acquired, which provisions are set forth in the Warrants. Such Warrants will have an exercise price equal to an amount not greater than $.01 per share and will cease to be exercisable on a date that is the fifth anniversary of the Effective Date.

          (b)  Redemption of Warrants.  The Borrower shall have the option (the
               ----------------------
"Redemption Option"), at any time during the Redemption Period (as hereafter defined), to redeem and purchase, in whole but not in part, Warrants issued to the Lender which entitle the Lender to purchase 25% of the issued and outstanding shares of Common Stock. The Redemption Option may be exercised by the Borrower upon delivery to the Lender at least five (5) Business Days' prior irrevocable written notice stating its intention to exercise the Redemption Option (the "Redemption Notice"). Such notice shall specify a Business Day within 30 days of the date of delivery of such notice as the date of redemption (the "Exercise Date"). On the Exercise Date the Lender, or any such other holder, shall deliver to the Borrower the Warrants to be redeemed by the Borrower, in exchange for payment in cash of an exercise price in the amount of $2,000,000 (the "Exercise Price"). Notwithstanding the foregoing, the Borrower shall not be entitled to exercise the Redemption Option, without the prior written consent of the Lender, if (a) at the time of the delivery of the Redemption Notice or on the Exercise Date, a Default or an Event of Default has occurred and is continuing or (b) any of portion of the Exercise Price shall be paid with proceeds of a draw under the revolving credit facility provided by Finova under the Finova Loan Agreement or, to the extent not permitted hereunder, any other Person, unless, on the Exercise Date, all of the Obligations have been indefeasibly paid in full in cash or, unless otherwise agreed to in writing by the Lender in its sole discretion. For purposes of this Section 9.01(b), the term "Redemption Period" shall mean the period commencing with the Effective Date and ending on the second anniversary of the Effective Date.

          SECTION 9.02.  Securities Act Matters.  (a) The Lender warrants to the
                         ----------------------
Borrower that:

               (i) The Lender is acquiring the Warrants hereunder for its own account, without a view to the distribution thereof, all without prejudice, however, to the right of the Lender at any time, in accordance with this Agreement, lawfully to sell or otherwise to dispose of all or any part of the Warrants or Warrant Stock held by it.

               (ii) The Lender is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (b)  The Borrower represents and warrants to the Lender that:

               (i) Assuming the truth and accuracy of the Lender's representations and warranties contained in the preceding paragraph, the issuance of the Warrants to the Lender hereunder and the issuance of shares of Common Stock to the Lender pursuant to the Warrants are exempt from the registration and prospectus delivery requirements of the Securities Act.

               (ii) All stock and securities of the Borrower heretofore issued and sold by the Borrower were, and all securities of the Borrower issued and sold by the Borrower on and after the date hereof are or will be issued and sold in accordance with, or are or will be exempt from, the registration and prospectus delivery requirements of the Securities Act.

               (iii) the Borrower agrees that neither it nor any Person acting on its behalf has offered or will offer the Warrants or Warrant Stock or any part thereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the Warrants or Warrant Stock hereunder within the provisions of the registration and prospectus delivery requirements of the Securities Act.

          SECTION 9.03  Certain Taxes.  The Borrower shall pay all taxes (other
                        -------------
than Federal, state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance of the Warrants or Warrant Stock hereunder or in connection with any modification of this Agreement or the Warrants and shall hold the Lender harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Borrower under this Section 9.03 shall survive any redemption, repurchase or acquisition of Warrants or Warrant Stock by the Borrower, any termination of this Agreement, and any cancellation or termination of the Warrants. The parties hereto agree that, for income tax purposes, the purchase price to be attributed to the Warrants issued to the Lender hereunder on the date hereof is $750,000.

          SECTION 9.04  Cancellation and Issuance.  If the Lender assigns or
                        -------------------------
otherwise transfers all or any of the Term Loan (including by selling participations therein) to any Person, the Lender may request (upon 10 days' prior notice to the Borrower) that (a) a number of Warrants held by the Lender be canceled on the date of such assignment and transfer and (b) a like number of Warrants be issued by the Borrower to the Person to whom such Loans are being assigned or otherwise transferred. Upon the date specified in such request:

               (i) the Borrower shall issue, and the Lender shall surrender (or cause to be surrendered) for cancellation, such number of Warrants as aforesaid, provided that such issuance shall not violate the Securities Act or any applicable state securities laws;

               (ii) the Borrower will deliver to each Person that receives a certificate for Warrants a favorable legal opinion from counsel to the Borrower acceptable to such Person, covering the matters set forth in the opinion of counsel to the Borrower and the Guarantor attached as Exhibit E hereto (to the extent relating to the Warrants);

               (iii) each Person that receives a certificate for Warrants will deliver a certificate to the Borrower affirming the representations and warranties contained in Section 9.02(a) hereof as of such date; and

               (iv) the Borrower will deliver a certificate to each Person that receives a certificate for Warrants affirming the representations and warranties contained in Section 9.02(b) hereof as of such date.

                                   ARTICLE X
                                 MISCELLANEOUS

          SECTION 10.01.  Notices, Etc.  All notices and other communications
                          -------------
provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to the Borrower or the Guarantor, at the following address:

(a)  Overhill Farms, Inc.
     5730 Uplander Way
     Suite 201
     Culver City, California 90230-6617
     Attention:  Mr. James Rudis
     Telephone:      (310) 641-3680
     Telecopier:     (310) 641-0461

(b)  Polyphase Corporation
     16885 Dallas Parkway, 4th Floor
     Dallas, TX  75248
     Attention:  Mr. Paul Tanner
     Telephone:      (972) 732-0010
     Telecopier:     (972) 732-6430

     with a copy to:

     Mr. Albert Greco
     16885 Dallas Parkway
     Suite 313
     Dallas, TX  75248
     Telephone:      (972) 818-7333
     Telecopier:     (972) 818-7343

     if to the Lender, to it at the following address:

     The Long Horizons Fund, L.P.
     450 Park Avenue
     28th Floor
     New York, New York  10022
     Attention:  Mr. Kevin P. Genda
     Telephone:      (212) 891-2117
     Telecopier:     (212) 758-5305

     with a copy to:

     Schulte Roth & Zabel LLP
     900 Third Avenue
     New York, New York  10022
     Attention:  Mark Neporent
     Telephone:      (212) 756-2000
     Telecopier:     (212) 593-5955

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 10.01. All such notices and other communications shall be effective, (i) if mailed, when received or five days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery.

          SECTION 10.02.  Amendments, Etc.  No amendment or waiver of any
                          ----------------
provision of this Agreement or the other Loan Documents, and no consent to any departure by the Borrower or the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower or the Guarantor and the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 10.03.  No Waiver; Remedies, Etc.  No failure on the part of
                          -------------------------
the Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of their rights under any other Loan Document against such party or against any other Person.

          SECTION 10.04.  Expenses; Taxes; Attorneys' Fees.  The Borrower agrees
                          --------------------------------
to pay or cause to be paid, on demand, and to save the Lender harmless against liability for the payment of, all reasonable out-of-pocket expenses, costs and expenses, regardless of whether the transactions contemplated hereby are consummated, including but not limited to reasonable fees, costs, client charges and expenses of counsel for the Lender (including the Lender's in-house counsel), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, monitoring of assets, miscellaneous disbursements, examination, travel, lodging and meals, incurred by the Lender from time to time arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance, administration and termination of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents, pursuant to Section 6.01(b)), (b) any requested amendment, waiver or consent to this Agreement or any other Loan Document, whether or not any such document becomes effective or are given, (c) the preservation and protection of any of the Lender's rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Lender's claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by the Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from the Borrower, (j) the receipt by the Lender of any advice from its professionals with respect to any of the foregoing, (k) all liabilities and costs arising from or in connection with the past, present or future operations of any Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (l) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any Property of any Loan Party, or
(m) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees to save the Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrower agrees to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement, including, without limitation, the fees of Durham Capital Corporation, other than any fees for brokers retained by the Lender, unless otherwise expressly agreed, and (z) if the Borrower fails to perform any covenant or agreement contained herein or in any other Loan Document, the Lender may itself perform or cause performance of such covenant or agreement, and the expenses of the Lender incurred in connection therewith shall be reimbursed on demand by the Borrower.

          SECTION 10.05.  Right of Set-off.  Upon the occurrence and during the
                          ----------------
continuance of any Event of Default, the Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by each Loan Party) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of such Loan Party against any and all obligations of either now or hereafter existing under any Loan Document, irrespective of whether or not the Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. The Lender agrees to notify the Borrower promptly after any such set-off and application made by the Lender provided that the failure to give such notice shall not affect the validity of such set-off and application.

          SECTION 10.06.  Severability.  Any provision of this Agreement, or of
                          ------------
any other Loan Document to which any Loan Party is a party, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 10.07.  Assignments and Participations.
                          ------------------------------

               (a) This Agreement and the Term Note shall be binding upon and inure to the benefit of the Loan Parties and the Lender and their respective successors and assigns; provided, however, that no Loan Party may assign or
                        --------
transfer any of its rights hereunder, or under the Term Note, without the prior written consent of the Lender. The Lender may assign to one or more banks or other entities (including, without limitation, in connection with a Securitization) all or any part of, or may grant participations to one or more banks or other entities in or to all or any part of the Term Loan, or the Term Note, and, to the extent of any such assignment or participation (unless otherwise stated therein), the assignee of such assignment shall have the same rights and benefits hereunder and under the Term Note as it would have if it were the Lender hereunder. The Lender may, in connection with any such assignment or participation or as may be required by law or any Governmental Authority or other regulatory body, disclose any public and non-public information relating to the Borrower and the Guarantor furnished by or on behalf of the Borrower or the Guarantor or any of their Affiliates to the Lender.

               (b) The Lender may at any time sell, assign or participate its rights and obligations under this Agreement (including, without limitation, all or a portion of the Term Loan made by it, and the Term Note held by it) without the consent of any Loan Party. The Borrower and the Guarantor shall execute and deliver such Term Note and any amendment or other modification restatement of this Agreement or any Loan Document as may be requested by the Lender to reflect any such sale or assignment.

               (c)  (i)   The Borrower shall maintain, or cause to be
maintained, a register (the "Register") on which it enters the name of the
                             --------
Lender as the registered owner of the Loan held by the Lender. A Registered Loan (and the Registered Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the Registered Note, if any evidencing the same), the Borrower shall treat the Person in whose name such Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

                    (ii) In the event that the Lender sells participations in the Registered Loan, the Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant
                                                                  -----------
Register").  A Registered Loan (and the Registered Note, if any, evidencing the
--------
same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide). Any participation of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

                    (iii) Any foreign Person who purchases or is assigned or participates in any portion of such Registered Loan shall provide the Borrower (in the case of a purchase or assignment) or the Lender (in the case of a participation) with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Registered Loan.

          SECTION 10.08.  Counterparts.  This Agreement may be executed in any
                          ------------
number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          SECTION 10.09.  GOVERNING LAW.  THIS AGREEMENT, THE NOTES AND THE
                          -------------
OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          SECTION 10.10.  CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.
                          -----------------------------------------------------
ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER AND THE GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE BORROWER AND THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN
SECTION 10.01, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. EACH OF THE BORROWER AND THE GUARANTOR HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER OR THE GUARANTOR IN ANY OTHER JURISDICTION. EACH OF THE BORROWER AND THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
TO THE EXTENT THAT ANY OF THE BORROWER OR THE GUARANTOR HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF THE BORROWER AND THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          SECTION 10.11.  WAIVER OF JURY TRIAL, ETC.  EACH OF THE BORROWER, THE
                          --------------------------
GUARANTOR AND THE LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE TERM NOTE OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OF THE BORROWER AND THE GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH OF THE BORROWER AND THE GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.

          SECTION 10.12.  Consent by the Lender.  Except as otherwise expressly
                          ---------------------
set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "Action") of the
                                                           ------
Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any of the Borrower or the Guarantor is a party and to which the Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by the Lender with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

          SECTION 10.13.  No Party Deemed Drafter.  The Borrower, the Guarantor
                          -----------------------
and the Lender agree that no party hereto shall be deemed to be the drafter of this Agreement.

          SECTION 10.14.  Reinstatement; Certain Payments.  If claim is ever
                          -------------------------------
made upon the Lender for repayment or recovery of any amount or amounts received by the Lender in payment or on account of any of the Obligations, the Lender shall give prompt notice of such claim to the Borrower, and if the Lender repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Lender or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by the Lender with any such claimant, then and in such event the Borrower agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of the Term Note or other instrument evidencing the Obligations or the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to the Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Lender.

          SECTION 10.15.  Indemnification.  In addition to the Borrower's other
                          ---------------
Obligations under this Agreement, the Borrower agrees to defend, protect, indemnify and hold harmless the Lender and all of the respective officers, directors, employees, attorneys, consultants and agents of the Lender (collectively called the "Indemnitees") from and
                                                   -----------
against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Lender's furnishing of funds to the Borrower under this Agreement, including, without limitation, the management of any such Obligations, (iii) any matter relating to the financing transactions contemplated by this Agreement or by any document executed in connection with the transactions contemplated by this Agreement, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters");
                                                  -------------------
provided, however, that the Borrower shall not have any obligation to any
--------  -------
Indemnitee under this Section 10.15 for any Indemnified Matter caused solely by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction. Such indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 10.15 may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. This indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

          SECTION 10.16.  Records.  The unpaid principal of and interest on the
                          -------
Term Note, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, and the accrued and unpaid Closing Fee, and Loan Servicing Fee and Commitment Fee, shall at all times be ascertained from the records of the Lender, which shall be conclusive and binding absent manifest error.

          SECTION 10.17.  Binding Effect.  This Agreement shall become effective
                          --------------
when it shall have been executed by the Borrower and the Guarantor and the Lender, and thereafter shall be binding upon and inure to the benefit of the Borrower and the Guarantor and the Lender, and their respective successors and assigns, except that the Borrower and the Guarantor, shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Lender, and any assignment by the Lender shall be governed by
Section 10.07 hereof.

          SECTION 10.18.  Joint and Several.  The obligations of the Loan
                          -----------------
Parties hereunder are joint and several. The Lender may, in its sole and absolute discretion, enforce the provisions hereof against either of the Loan Parties and shall not be required to proceed against both Loan Parties jointly or seek payment from the Loan Parties ratably. In addition, the Lender may, in its sole and absolute discretion, select the Collateral of either of the Loan Parties for sale or application to the Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by each of the Loan Parties.

The release or discharge of any Loan Party by the Lender shall not release or discharge the other Loan Party from the obligations of such Person hereunder.

          SECTION 10.19.  Release of Lien.  The Lender will, upon the Borrower's
                          ---------------
request and at the Borrower's expense, release its lien on, and security interest in, any equipment originally financed by the Lender that the Borrower proposes to sell in accordance with Section 6.02(d)(ii) hereof, provided that
                                                                --------
(i) the Lender shall have received payment in full of all principal of, and interest on, any Indebtedness due and owing to the Lender in connection with such equipment, (ii) the Borrower shall have certified to the Lender that upon such release the Borrower will sell such equipment, and (iii) no Event of Default or Default shall have occurred and be continuing. The Lender will execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever and at the Borrower's cost and expense.

          SECTION 10.20.  Confidentiality.  The Lender agrees (on behalf of
                          ---------------
itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by any Loan Party pursuant to this Agreement which is identified by such Person as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the
                            --------
disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for the Lender, (iii) to examiners, auditors or accountants, (iv) in connection with any litigation to which the Lender is a party or (v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section. The Lender agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause (iv) hereof, it will make reasonable efforts to keep the Borrower informed of such request or identification; provided that the
                                                               --------
Borrower acknowledges that the Lender may make disclosure as required or requested by any governmental agency or representative thereof and that the Lender may be subject to review by regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such agencies any such non-public information.

          [Rest of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         BORROWER:
                         --------

                         OVERHILL FARMS, INC.

                         By:
                             ---------------------------------
                            Name:
                            Title:

                         GUARANTOR:
                         ----------

                         POLYPHASE CORPORATION

                         By:
                             ---------------------------------
                            Name:
                            Title:

                         LENDER:
                         -------

                         THE LONG HORIZONS FUND, L.P.

                         By:
                             ---------------------------------
                            Name:
                            Title: